                                    SEMI-ANNUAL REPORT

                                    HARBOR FUND LOGO

                                    APRIL 30, 1999

     ---------------------------------------------------------------------------
                                    HARBOR FUND

HARBOR FUND
SEMI-ANNUAL REPORT OVERVIEW

The first half of Harbor Fund's fiscal year ended April 30, 1999. Performance for this six-month period is shown below for each of the nine portfolios. All performance figures included in this report are total returns and assume the reinvestment of dividends. The Long-Term Historic Returns represent unmanaged indices and are included as an indication of longer-term potential associated with taking different levels of market risk.

                                                                 UNANNUALIZED
                                                                   6 MONTHS
            HARBOR FUNDS IN ORDER OF MARKET RISK                ENDED 4/30/1999
            ------------------------------------                ---------------
Harbor Growth Fund..........................................         17.17%
Harbor International Growth Fund............................          7.31
Harbor Capital Appreciation Fund............................         33.80
Harbor International Fund II................................         17.71
Harbor International Fund...................................         16.41
Harbor Value Fund...........................................         19.38
Harbor Bond Fund............................................          1.46
Harbor Short Duration Fund..................................          1.60
Harbor Money Market Fund....................................          2.34

                COMMONLY USED MARKET INDICES
                ----------------------------
Morgan Stanley Capital International Europe, Australia, and
  Far East (EAFE); international equity.....................       15.28%
Standard & Poor's 500 (S&P 500); domestic equity............       22.32
Lehman Brothers Aggregate (LB AGG); domestic bonds..........        0.69
One-Year Government Bonds (1-YR GVT)........................        1.70
90-Day U.S. Treasury Bills (T-Bills); domestic short-term...        2.25

                                                                  30 YEARS
                                                                 1969-1998
LONG-TERM HISTORIC RETURNS                                      ANNUAL RATES
--------------------------                                      ------------
EAFE(1).....................................................       11.72%
S&P 500.....................................................       12.67
Domestic Bonds (intermediate and long)(2)...................        8.88
1-YR GVT(3).................................................        7.88
T-Bills(4)..................................................        6.76
Consumer Price Index........................................        5.23

                                                                                                     6 MONTHS         MORNINGSTAR
HARBOR FUND EXPENSE RATIOS(A)                    1995         1996         1997         1998         1999(B)           MEDIAN(5)
-----------------------------                    ----         ----         ----         ----         --------         -----------
Harbor Growth Fund...........................    0.93%        0.92%        1.12%        1.00%          0.92%              1.19%
Harbor International Growth Fund.............    1.21         1.10         1.02         0.96           0.91               1.17
Harbor Capital Appreciation Fund.............    0.75         0.75         0.70         0.68           0.66               0.98
Harbor International Fund II.................    N/A          1.44(b)      0.98         1.15           0.92               1.01
Harbor International Fund....................    1.04         0.99         0.97         0.94           0.92               1.01
Harbor Value Fund............................    0.90         0.83         0.83         0.79           0.76               0.85
Harbor Bond Fund.............................    0.70         0.70         0.67         0.65           0.61               0.60
Harbor Short Duration Fund...................    0.38         0.33         0.36         0.36           0.30               0.69
Harbor Money Market Fund.....................    0.61         0.64         0.62         0.57           0.49               0.75

   ------------------

   1 EAFE date of inception is January 1970; 1969 is a replication of the index as calculated by InterSec Research.

   2 LB AGG not available for 30 year period; blended historic data used to approximate total Bond Market Return.

   3 Historic data used to approximate total One-Year Government Bonds Return. Source: Ibbotson Associates

   4 A one bill portfolio of the treasury bill having the shortest maturity not less than one month. Source: Ibbotson Associates

   5 Includes all no-load funds with at least five years of performance history in the 3/31/1999 Morningstar Universe with the same investment style as the comparable Harbor Fund portfolio.

   a Harbor Fund expense ratios are for operating expenses only and are shown net of all expense offsets (see Financial Highlights pgs. 38-41).

   b  Annualized figure.

DEAR SHAREHOLDER:
     Seeds of change wafted in like scantly noticed spring breezes during the first half of Harbor Fund's fiscal year as the nation's longest peacetime economic expansion and the bull market plowed ahead relentlessly.

     Almost lost amid the remarkable overall economic and market performance were these noteworthy developments in the six months ended April 30:

     - Profits of U.S. corporations--while not glowing--generally surprised on the high side in the first quarter of the calendar year.

     - In the booming domestic equity market, strong gains late in the period by value and smaller over-the-counter stocks suggested the onset of a shift in favor of those issues and away from a handful of large stocks which had dominated the spotlight and created a narrow market for almost three years.

     - Medium- and long-term interest rates in the U.S. increased sharply after January and performance of treasury securities lagged that of other sectors as the yield spreads between treasuries and both mortgage-backed securities and corporate bonds declined.

     - Financial crisis among Asia's emerging nations--which began late in 1997--appeared to be bottoming out in April this year. Asia seemed to be gaining a competitive advantage because of currency devaluations there.

     - Merger and acquisition activity in Europe in the first four months this year escalated from its previous already hectic pace. The outburst seems likely to put the activity in Europe in the same league with the U.S. at $1 trillion a year.

     - Japan began to show signs of an economic pulse, with small but real progress in corporate restructurings, recapitalization of the banks, and some life in equities.

     One other significant market development deserves comment--the Internet stock craze.

     Looking back over the past two or three decades there seems to have been three truly spotlighted market situations: the PC growth momentum of the 1980s, the biotech cycle in the early 90s, and now the Internet.

     In a recent discussion with Sig Segalas, president of Jennison Associates and portfolio manager of Harbor Capital Appreciation Fund, we agreed that direct Internet market plays seem outrageously priced, valuations have gone sky high and there is likely to be a bloodbath, and still the effect of the Internet on the lives of this generation will be singularly profound.

     While the Harbor Capital Appreciation Fund has almost no direct investments in Internet stocks, the Internet phenomenon is having a positive effect on Fund performance. Clearly, the Internet has long-term implications for marketing, which while presently small, ultimately will be broad and disinflationary, since it can offer lower prices and reduce distribution costs.

     Taken individually, the Internet craze and the shifts from what had been the expected or the status quo we have mentioned could not be termed dramatic. But collectively, they merit the attention of serious investors and observers of the worldwide economic stage. After all, domestic corporate profits were generally poor last year, having declined by several percent from the previous year. Some economists said that more of the same was in store because of pressure for higher wages coupled with lack of pricing power.

     No less an expert than Federal Reserve Chairman Alan Greenspan, speaking at an international banking conference in May of this year, gave a lion's share of the credit for what he called truly phenomenal performance of the U.S. economy to impressive productivity improvements. Mr. Greenspan said output per hour of work increased at an annual rate of about 1% during the early 1990s, but more recently has been rising at close to 3% and noted that investments in computer and other information age technology were playing an important role in that productivity improvement. Mr. Greenspan also observed that he viewed the soaring trade deficit as another possible danger to the U.S. economy, since there is a limit to how far deficits can be sustained. At the same time the financial crisis involving emerging nations in the Far East is likely to gradually dissipate and these countries should move onto a significant recovery path, he said.

     None of this review is meant to make a case for continuation of the strong economic and equity market upswing. What it says to us, among other things, is that change is inevitable and successful investing should take this into account. As always, we at Harbor Fund are solidly in the camp of those who believe that the best way to do that is to have a well thought out game plan that meets your needs and objectives and to stay the course through the market's ups and downs. In our view, predicting their occurrence is somewhere in the range of difficult to impossible.

     Captivated by the performance of large capitalization stocks for five years now, some investors appear to be straying from the concept of diversification. It is admittedly difficult to hold international and small capitalization stocks when the performance disparity with large capitalizations stocks has been so great -- and lasted for so long. Diversification is a risk control strategy and is frequently painful in the shorter-term. We hope our investors realize that if they could know which market or security was about to outperform, investing would be easy. Without such prescience, the best course of action remains diversification -- the spreading of risk.

     To Harbor Fund shareholders who have been exposed to our semi-annual letters, our philosophy of investing for the long-term to meet specific objectives no doubt sounds like a broken record. But we believe our investors generally share our philosophy and we commend such resolve.

     In the first half of Harbor's fiscal year ended April 30, Harbor Capital Appreciation Fund once again was the star performer, outperforming the continued exceptional performance of the S&P 500 index by a wide margin in the period. The Fund also continued to outperform the S&P index over the trailing five-year period.

     Harbor Value Fund and Harbor Growth Fund turned in credible performances in the fiscal first half. Harbor Value Fund had strong gains late in the period as the narrow market skewed to a few large growth stocks broadened and narrowly missed matching the large gain in the S&P 500. Harbor Growth Fund, with a portfolio of small growth stocks, achieved a good turnaround performance in the period.

     Harbor International Fund ll posted the best gain among our international equity funds in the period, outperforming the EAFE index by a significant margin. Harbor International Fund also outgained the index for the six months, a turnaround after having trailed the EAFE index for the fiscal year ended October 31, 1998 for the first time in its 11 year history.

     Harbor Bond Fund performance was hurt by rising domestic interest rates, particularly late in the fiscal first half, but posted a gain and continued to significantly outperform the Lehman Brothers Aggregate Index.

     As always, we invite your review of the detailed performance of the Harbor funds on the pages which follow and since expenses are a very important element in the performance of your investments, we also urge you to review the fund expense ratios on page one of this report.

     Thank you for investing in the Harbor Funds. As always, we welcome your thoughts and comments.

                                            Sincerely,
                                            /s/ Ronald C. Boller

                                            Ronald C. Boller
                                            President

HARBOR FUND

The following performance figures are annualized for each Fund except for the six-month total return calculations. The date of inception for Harbor Growth Fund was November 19, 1986; Harbor International Growth Fund was November 1, 1993; Harbor International Fund II was June 1, 1996; Harbor Short Duration Fund was January 1, 1992; and all other Funds started December 29, 1987. Unless otherwise stated, all comments pertain to the fiscal half ended April 30, 1999.

    HARBOR GROWTH FUND                                           NET ASSET VALUE:  4/30/1999  $11.63
                                                                                  10/31/1998  $10.81

----------------------------------------------------------------------------
                                    Total Return for Periods Ended 4/30/1999
----------------------------------------------------------------------------
Fund/Index                        6 months   12 months   5 years   10 years
----------------------------------------------------------------------------

 Harbor Growth Fund                17.17%     -4.48%     13.17%     11.35%
----------------------------------------------------------------------------
  S&P 500                          22.32%     21.94%     26.97%     18.85%
----------------------------------------------------------------------------
                                    Total Return for Periods Ended 3/31/1999
----------------------------------------------------------------------------
 Harbor Growth Fund                19.96%     -5.10%     13.26%     11.95%
----------------------------------------------------------------------------

 Harbor Growth Fund achieved a turnaround performance and continued to outperform its peer group in the first half of Harbor's fiscal year. The gain did not match the S&P 500 which benefited from the performance of a few large growth stocks. This narrow market started to broaden late in the period.
 - Small cap holdings in technology--which dominated the portfolio--performed well in computer business equipment, instruments and semiconductors but underperformed in computer services.
 - Retail, media and electrical equipment had a positive effect but were offset by shortfalls in the health sector.
[GRAPH]

               4/30/89   4/30/90   4/30/91   4/30/92   4/30/93  4/30/94    4/30/95  4/30/96      4/30/97   4/30/98     4/30/99
GROWTH FUND     10000     10490     13700     14195     14459    15787      16484    23361        21751     30682       29307



S&P 500         10000     11040     12981     14795     16162    17041      20019    26103        32661     46121       56241


    HARBOR INTERNATIONAL GROWTH FUND                             NET ASSET VALUE:  4/30/1999  $19.01
                                                                                  10/31/1998  $18.07

----------------------------------------------------------------------------
                                    Total Return for Periods Ended 4/30/1999
----------------------------------------------------------------------------
Fund/Index                        6 months   12 months   5 years     Since
                                                                   Inception
----------------------------------------------------------------------------

 Harbor International Growth        7.31%      0.52%     15.28%     14.62%
   Fund
----------------------------------------------------------------------------
  EAFE                             15.28%      9.50%      8.71%      8.95%
----------------------------------------------------------------------------
                                    Total Return for Periods Ended 3/31/1999
----------------------------------------------------------------------------
 Harbor International Growth       18.65%      0.25%     15.24%     14.73%
   Fund
----------------------------------------------------------------------------

 Harbor International Growth Fund posted a
 7.31% gain in the first half of the
 fiscal year--a turnaround performance
 from the previous six months--but the
 returns trailed those of the EAFE index.
 Since it was founded over five years ago, the Fund's average annual return is 14.62%, compared with an average annual gain of 8.95% in the index.
 - Strength of the dollar against most
   foreign currencies--primarily the
   euro--was a major factor in Fund
   results. Currency exchange adversely
   affected returns from most of the
   portfolio holdings.
 - A rotation in the markets away from
   growth stocks to cyclical stocks
   adversely affected performance.
 - Bright spots included investments in
   the electrical and electronics sector,
   broadcasting and publishing and
   leisure.
GRAPH

                              4/30/94   4/30/95   4/30/96   4/30/97   4/30/98   4/30/99
INTERNATIONAL GROWTH FUND      10406     10644     14593     16471     21074     21184

EAFE                           10557     11146     12418      12307    14635     16025

Performance data quoted represents past performance and is not predictive of future performance. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

    HARBOR CAPITAL APPRECIATION FUND                             NET ASSET VALUE: 4/30/1999  $42.25
                                                                                  10/31/1998  $33.51

----------------------------------------------------------------------------
                                    Total Return for Periods Ended 4/30/1999
-----------------------------------------------------------------
Fund/Index                        6 months   12 months   5 years   10 years
----------------------------------------------------------------------------

 Harbor Capital Appreciation       33.80%     28.03%     28.75%     21.65%
 Fund
----------------------------------------------------------------------------
  S&P 500                          22.32%     21.94%     26.97%     18.85%
----------------------------------------------------------------------------
                                    Total Return for Periods Ended 3/31/1999
----------------------------------------------------------------------------
 Harbor Capital Appreciation       45.72%     33.02%     28.79%     22.39%
 Fund
----------------------------------------------------------------------------

 Outstanding gains were achieved by Harbor
 Capital Appreciation Fund in the fiscal
 first half as the fund significantly
 outperformed the S&P 500 for the six
 months as well as the trailing 1-, 5- and 10-year periods.
 - Gains from technology and financial
   holdings contributed to the
   outperformance.
 - In technology--which averaged 35% of
   the portfolio--telecommunications,
   semiconductors and electronic
   instrument stocks were especially
   strong.
 - An exceptional gain in brokerage firm
   holdings as well as outstanding gains
   from banks and other credit related
   holdings paced the strong portfolio
   gains in the financial area.
[GRAPH]


                             4/30/89  4/30/90  4/30/91  4/30/92  4/30/93  4/30/94  4/30/95  4/30/96  4/30/97  4/30/98  4/30/99
CAPITAL APPRECIATION FUND    10000     10600    13202    16044    17891   20053     24472    32209    37322    55418    70952

S&P500                       10000     11040    12981    14795    16162   17041     20019    26103    32661    46121    56241

    HARBOR INTERNATIONAL FUND II                                 NET ASSET VALUE: 4/30/1999  $13.09
                                                                                 10/31/1998  $11.26

----------------------------------------------------------------------------
                                    Total Return for Periods Ended 4/30/1999
----------------------------------------------------------------------------
Fund/Index                        6 months   12 months   5 years     Since
                                                                   Inception
----------------------------------------------------------------------------

 Harbor International Fund II      17.71%      1.96%       N/A      12.48%
----------------------------------------------------------------------------
  EAFE                             15.28%      9.50%      8.71%      9.83%
----------------------------------------------------------------------------
                                    Total Return for Periods Ended 3/31/1999
----------------------------------------------------------------------------
 Harbor International Fund II      29.34%     -1.55%       N/A      11.42%
----------------------------------------------------------------------------

 Excellent performance was achieved by
 Harbor International Fund II in the first half of the fiscal year despite a drag on reported gains as a result of strength of the dollar against most foreign currencies, particularly the euro, with the Fund outperforming the EAFE index.
 - Strength of the dollar against foreign currencies in the fiscal first half adversely affected returns from holdings in 14 countries where 94% of the portfolio was invested at the end of the period.
 - Returns from holdings in a majority of the countries in which the portfolio is invested outperformed the EAFE index.
 - Difficult countries for the fund during this period included Poland and
   Portugal.
GRAPH


                        4/30/97     4/30/98    4/30/99
INTERNATIONAL FUND      11579.00    13820.00   14090.00

EAFE                    10097.00    12007.00   13147.00

    HARBOR INTERNATIONAL FUND                                    NET ASSET VALUE: 4/30/1999  $39.93
                                                                                  10/31/1998  $36.97

----------------------------------------------------------------------------
                                    Total Return for Periods Ended 4/30/1999
----------------------------------------------------------------------------
Fund/Index                        6 months   12 months   5 years   10 years
----------------------------------------------------------------------------

 Harbor International Fund         16.41%      3.35%     15.42%     14.32%
----------------------------------------------------------------------------
  EAFE                             15.28%      9.50%      8.71%      5.98%
----------------------------------------------------------------------------
                                    Total Return for Periods Ended 3/31/1999
----------------------------------------------------------------------------
 Harbor International Fund         21.82%      0.00%     14.79%     14.23%
----------------------------------------------------------------------------

 On track and gaining momentum as the
 first half of the fiscal year progressed, Harbor International Fund outperformed the EAFE index in the period despite the penalty to reported gains from strength of the dollar against the euro and other foreign currencies.
 - Twelve countries representing about
   two-thirds of the portfolio
   outperformed the EAFE index for the
   period.
 - Strength of the dollar against most
   foreign currencies in the fiscal first
   half adversely affected returns from
   holdings in 15 countries where almost
   91% of the portfolio was invested at
   the end of the period.
 - Performance in Brazil, Denmark,
   Portugal and Switzerland was
   considerably below that of the EAFE
   index.
[GRAPH]



                      4/30/89      4/30/90      4/30/91      4/30/92      4/30/93     4/30/94     4/30/95     4/30/96    4/30/97
INTERNATIONAL FUND   10000.00     11383.00     12344.00     13937.00     14622.00    18622.00    20570.00    24448.00   28791.00

EAFE                 10000.00      8693.00      9071.00      8301.00     10096.00    11776.00    12433.00    13851.00   13728.00


                      4/30/98      4/30/99
INTERNATIONAL FUND   36903.00     38140.00

EAFE                 16325.00     17875.00

    HARBOR VALUE FUND                                            NET ASSET VALUE: 4/30/1999  $16.16
                                                                                  10/31/1998  $15.21

----------------------------------------------------------------------------
                                    Total Return for Periods Ended 4/30/1999
----------------------------------------------------------------------------
Fund/Index                        6 months   12 months   5 years   10 years
----------------------------------------------------------------------------

 Harbor Value Fund                 19.38%      8.28%     21.56%     14.63%
----------------------------------------------------------------------------
  S&P 500                          22.32%     21.94%     26.97%     18.85%
----------------------------------------------------------------------------
                                    Total Return for Periods Ended 3/31/1999
----------------------------------------------------------------------------
 Harbor Value Fund                 17.12%     -3.06%     19.68%     13.94%
----------------------------------------------------------------------------

 Strong performance in the Harbor Value
 Fund portfolio in the fiscal second
 quarter signaled a broadening of the
 narrow market with its focus on large
 growth stock and the Fund's returns in
 the fiscal first half fell just short of those of the large growth dominated S&P
 500.
 - Portfolio returns in the basic
   materials, technology and financial
   sectors exceeded the S&P 500.
 - Paper, forest products and chemicals
   had particularly attractive performance
   in the basic materials sector.
 - Telecommunications did well in the
   technology sector, while banks,
   insurance and other credit related
   holdings led the financial sector.
 - Performance was held down by poor
   performance in the consumer, capital
   goods, energy, transportation and
   utilities sectors.
GRAPH



                  4/30/89    4/30/90   4/30/91   4/30/92    4/30/93    4/30/94   4/30/95    4/30/96    4/30/97  4/30/98   4/30/99
HARBOR VALUE     10000.00   10812.00  12244.00   13410.00  14178.00   14763.00  17216.00   22082.00   26156.00  36191.00  39186.00

S&P 500          10000.00   11040.00  12981.00   14795.00  16162.00   17041.00  20019.00   26103.00   32661.00  46121.00  56241.00

    HARBOR BOND FUND                                             NET ASSET VALUE:  4/30/1999  $11.21
                                                                                  10/31/1998  $11.82

----------------------------------------------------------------------------
                                    Total Return for Periods Ended 4/30/1999
----------------------------------------------------------------------------
Fund/Index                        6 months   12 months   5 years   10 years
----------------------------------------------------------------------------

 Harbor Bond Fund                   1.46%      8.18%      8.59%      9.71%
----------------------------------------------------------------------------
  LB AGG                            0.69%      6.27%      8.03%      8.89%
----------------------------------------------------------------------------
                                    Total Return for Periods Ended 3/31/1999
-----------------------------------------------------------------
 Harbor Bond Fund                   0.49%      8.07%      8.31%      9.87%
-----------------------------------------------------------------

 Liquidity and calm returned to the bond
 markets in the first half of Harbor's
 fiscal year following a massive flight to quality and extreme volatility late last summer. Interest rates and fixed income risk premiums have returned to pre-crisis levels. The Harbor Bond Fund significantly outperformed the Lehman
 Brothers Aggregate Index in the period.
 - The effect of rising interest rates in the fiscal first half had only a small impact on the Fund portfolio as duration was moved closer to near-index levels as a result of the crisis.
 - An overweight in mortgages, high-yield corporates and limited emerging market positions all rebounded strongly as markets stabilized.
[GRAPH]

             04/30/89    04/30/90     04/30/91    04/30/92  04/30/93  04/30/94  04/30/95  04/30/96  04/30/97  04/30/98  04/30/99
BOND         10000       10726        12335       14150     16423     16729     17809     19533     21112     23349     25258

LB AGG       10000       10903        12559       13941     15789     15924     17088     18565     19881     22050     23433

    HARBOR SHORT DURATION FUND                                   NET ASSET VALUE:  4/30/1999  $8.60
                                                                                  10/31/1998  $8.69

----------------------------------------------------------------------------
                                    Total Return for Periods Ended 4/30/1999
----------------------------------------------------------------------------
Fund/Index                        6 months   12 months   5 years     Since
                                                                   Inception
----------------------------------------------------------------------------

 Harbor Short Duration Fund         1.60%      5.56%      6.09%      5.36%
----------------------------------------------------------------------------
  1-YR GVT                          1.70%      5.33%      5.86%      5.20%
----------------------------------------------------------------------------
                                    Total Return for Periods Ended 3/31/1999
----------------------------------------------------------------------------
 Harbor Short Duration Fund         1.93%      5.86%      6.00%      5.40%
----------------------------------------------------------------------------

 Rising interest rates in the latter
 months of the fiscal first half made it a difficult period and returns of the Harbor Short Duration Fund fell slightly below those of one-year treasury bills and well below those of 90-day treasuries. Fund returns for the trailing one- and five-year periods remained well above those of both one-year and 90-day treasury bills.
 - Average duration of the portfolio
   during the first three months of 1999
   was about 18 months, which hurt
   performance against the treasury
   benchmarks.
 - Sector allocation--high allotment to
   asset-backed, mortgages and
   corporates--in the period helped
   performance as did a yield curve
   posture of overweighted short
   securities and underweighted long
   securities.
 - At the end of the fiscal first half,
   portfolio duration was near neutral at
   13 months and the portfolio was made up
   of 66% non-treasuries and 34%
   treasuries and money market
   instruments.
GRAPH

                   4/30/92   4/30/93  4/30/94   4/30/95  4/30/96  4/30/97  4/30/98  4/30/99
SHORT DURATION     10065     10650    10914     11530    12175    13089    13895    14667

1 YR GVT           10133     10649    10913     11534    12265    12964    13770    14504

    HARBOR MONEY MARKET FUND                                     NET ASSET VALUE:  4/30/1999  $1.00
                                                                                  10/31/1998  $1.00

----------------------------------------------------------------------------
                                    Total Return for Periods Ended 4/30/1999
----------------------------------------------------------------------------
Fund/Index                        6 months   12 months   5 years   10 years
----------------------------------------------------------------------------

 Harbor Money Market Fund           2.34%      4.96%      5.10%      5.23%
----------------------------------------------------------------------------
  T-Bills                           2.25%      4.78%      5.21%      5.33%
----------------------------------------------------------------------------
                                   Current Yield for Periods Ended 3/31/1999
-----------------------------------------------------------------
 Harbor Money Market Fund            7 Days: 4.51%         30 Days: 4.52%
----------------------------------------------------------------------------

 Returns of the Harbor Money Market Fund
 bettered those of 90-day treasury bills
 and significantly outperformed one-year
 treasuries in the fiscal first half--a
 period in which short-term securities did better than those of longer duration.
 - Average sector allocation in the
   portfolio during the six months--50% in
   commercial paper, 47% in bank
   obligations, and 3% in asset-backed--
   helped performance.
 - Duration of the portfolio for most of
   the period was near 45 days in
   anticipation that very short-term rates
   would not fall, which also contributed
   to performance.
 An investment in the Harbor Money Market
 Fund is not insured or guaranteed by the FDIC or any other government agency.
 Although the Fund seeks to preserve the
 value of your investment at $1.00 per
 share, it is possible to lose money by
 investing in the Fund.

                                    [GRAPH]


              4/30/89    4/30/90    4/30/91    4/30/92    4/30/93    4/30/94    4/30/95    4/30/96    4/30/97    4/30/98   4/30/99
MONEY MARKET  10000.00   10875.00   11704.00   12259.00   12625.00   12978.00   13614.00   14349.00   15069.00   15857.00  16645.00

T-BILLS       10000.00   10846.00   11651.00   12234.00   12635.00   13035.00   13703.00   14463.00   15231.00   16038.00  16805.00


HARBOR GROWTH FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 1999 (UNAUDITED)
COMMON STOCK HOLDINGS (% OF NET ASSETS)

(Excludes net cash, convertible bond and short-term investment of 5.1%)

    Machinery
                                        0.4
    Automobile Equipment
                                        1.8
    Retail-All Other
                                        1.7
    Leisure & Luxury
                                        2.6
    Electric Power
                                        3.0
    Manufacturing Diversified
                                        3.0
    Health Care-Hospital Management
                                        3.3
    Apparel & Textiles
                                        3.6
    Drugs & Medicine
                                        5.2
    Miscellaneous High Tech
                                        5.6
    Electronic Instruments
                                        6.4
    Semiconductors
                                        6.6
    Computer Services
                                        15.5
    Computers & Business Equipment
                                        15.5
    Telecommunications
                                        20.7

COMMON STOCKS--94.9%

                                                           VALUE
 SHARES                                                   (000S)
-----------------------------------------------------------------
APPAREL & TEXTILES--3.6%
 100,000    TJX Companies Inc...........................  $ 3,331
                                                          -------
AUTOMOBILE EQUIPMENT--1.7%
  70,000    Tower Automotive Inc.*......................    1,610
                                                          -------
COMPUTER SERVICES--15.5%
 100,000    AXENT Technologies Inc.*....................      938
  90,000    Documentum Inc.*............................    1,406
 170,000    Legato Systems Inc.*........................    6,874
 158,800    Platinum Software Corp.*....................    1,131
 110,000    Project Software & Development Inc.*........    2,420
  60,000    Visio Corp.*................................    1,620
 100,000    Zitel Corp.*................................      156
                                                          -------
                                                           14,545
                                                          -------

                                                           VALUE
 SHARES                                                   (000S)
-----------------------------------------------------------------
COMPUTERS & BUSINESS EQUIPMENT--15.5%
  55,000    EMC Corp.*..................................  $ 5,992
 125,000    Network Appliance Inc.*.....................    6,289
  60,000    Proxim Inc.*................................    2,310
                                                          -------
                                                           14,591
                                                          -------
DRUGS & MEDICINE--5.2%
  38,000    Dura Pharmaceuticals Inc.*..................      456
  30,000    Elan Corp. plc ADR(1)*......................    1,545
 120,000    Molecular Devices Corp.*....................    2,880
                                                          -------
                                                            4,881
                                                          -------
ELECTRIC POWER--3.0%
  55,400    The AES Corp.*..............................    2,770
                                                          -------
ELECTRONIC INSTRUMENTS--6.4%
 160,000    Checkpoint Systems Inc.*....................    1,570
 122,000    GenRad Inc.*................................    2,257
 280,000    LoJack Corp.*...............................    2,170
                                                          -------
                                                            5,997
                                                          -------
HEALTH CARE-HOSPITAL MANAGEMENT--3.3%
 130,000    Health Management Association*..............    2,032
  95,000    Safeskin Corp.*.............................      926
  37,500    UroCor Inc.*................................      185
                                                          -------
                                                            3,143
                                                          -------
LEISURE & LUXURY--2.6%
  60,000    Carnival Corp...............................    2,475
                                                          -------
MACHINERY--0.4%
 170,000    Hirsch International Corp.*.................      404
                                                          -------
MANUFACTURING DIVERSIFIED--3.0%
  60,000    AFC Cable Systems Inc.*.....................    1,980
 165,000    Brunswick Technologies Inc.*................      866
                                                          -------
                                                            2,846
                                                          -------
MISCELLANEOUS HIGH TECH--5.6%
 110,000    JPM Co.*....................................    1,141
 203,500    Planar Systems Inc.*........................    1,501
  75,000    Sawtek Inc.*................................    2,644
                                                          -------
                                                            5,286
                                                          -------
RETAIL-ALL OTHER--1.8%
  45,000    Dollar Tree Stores Inc.*....................    1,643
                                                          -------
SEMICONDUCTORS--6.6%
 107,500    Advanced Technology Materials Inc.*.........    2,473
  75,000    Dallas Semiconductor Corp...................    3,187
 150,000    Summit Design Inc.*.........................      511
                                                          -------
                                                            6,171
                                                          -------
TELECOMMUNICATIONS--20.7%
 150,000    Aspect Telecommunications Corp.*............    1,195
 110,000    Comverse Technology Inc.*...................    7,054
  90,000    Nextel Communications Inc.*.................    3,684
 150,000    P-Com Inc.*.................................      877
 237,500    Transcrypt International Inc.*..............      534
  50,000    Uniphase Corp.*.............................    6,069
                                                          -------
                                                           19,413
                                                          -------
TOTAL COMMON STOCKS
  (Cost $79,589)........................................   89,106
                                                          -------

HARBOR GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                           VALUE
 SHARES                                                   (000S)
-----------------------------------------------------------------
 CONVERTIBLE BOND--2.1%
  (Cost $2,226)
PRINCIPAL
 AMOUNT                                                    VALUE
 (000S)                                                   (000S)
-----------------------------------------------------------------
            Mansur Industries Inc.
  $2,217      8.250%--03/02/2023 PIK(2).................  $ 1,929
                                                          -------

 SHORT-TERM INVESTMENT--2.0%
  (Cost $1,899)
REPURCHASE AGREEMENT
            Repurchase Agreement with State Street Bank
              & Trust dated April 30, 1999 due May 3,
              1999 at 3.750%, collateralized by a U.S.
              Treasury Note, 6.125% July 31, 2000, par
              value of $1,885 (repurchase proceeds of
   1,899      $1,900 when closed on May 3, 1999)........    1,899
                                                          -------
TOTAL INVESTMENTS--99.0%
  (Cost $83,714)........................................   92,934
CASH AND OTHER ASSETS, LESS LIABILITIES--1.0%...........      953
                                                          -------
TOTAL NET ASSETS--100.0%................................  $93,887
                                                          =======

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking organizations.

2  PIK--Payment in-kind security

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 1999 (UNAUDITED)
INVESTMENT HOLDINGS BY COUNTRY (% OF NET ASSETS)

(Excludes net cash and short-term investments of 5.1%)

    Hong Kong (HK)
                                        0.1
    Australia (AUS)
                                        0.7
    Germany (GER)
                                        1.3
    Mexico (MEX)
                                        3.0
    Denmark (DEN)
                                        3.1
    Singapore (SGP)
                                        3.4
    Portugal (PORT)
                                        3.8
    Switzerland (SWS)
                                        4.0
    Finland (FIN)
                                        4.1
    Netherlands (NET)
                                        5.8
    Spain (SP)
                                        11.6
    Italy (IT)
                                        15.0
    France (FR)
                                        16.0
    United Kingdom (UK)
                                        23.0

COMMON STOCKS--94.9%

                                                          VALUE
  SHARES                                                  (000S)
------------------------------------------------------------------
AUTOMOTIVE--4.2%
    683,157   Valeo SA (FR)...........................  $   57,735
     58,896   Valeo SA Wts. (FR) Expire 08/03/2001....         199
                                                        ----------
                                                            57,934
                                                        ----------
BANKS--25.1%
  3,879,025   Banco Bilbao Vizcaya (SP)...............      58,025
  1,886,203   Banco Commercial Portugues--Registered
              (PORT)..................................      53,182
  1,604,460   Banco Santander Central Hispano SA
              (SP)....................................      34,848
  4,385,100   Development Bank of Singapore (SGP).....      46,532
    182,550   Paribas (FR)............................      19,400
    163,100   UBS AG--Registered (SWS)................      55,375
 15,801,150   Unicredito Italiano SpA (IT)............      80,123
                                                        ----------
                                                           347,485
                                                        ----------

                                                          VALUE
  SHARES                                                  (000S)
------------------------------------------------------------------
BUSINESS SERVICES--4.2%
    331,719   Brambles Industries Ltd. (AUS)..........  $    9,748
  8,216,315   Rentokil Initial plc (UK)...............      48,211
                                                        ----------
                                                            57,959
                                                        ----------
CHEMICALS--1.3%
    322,043   SGL Carbon AG (GER).....................      17,708
                                                        ----------
ELECTRICAL EQUIPMENT--5.2%
 14,282,346   Invensys (UK)...........................      72,604
                                                        ----------
FINANCIAL SERVICES--1.2%
    268,700   ING Groep NV (NET)......................      16,549
                                                        ----------
FOOD PROCESSING EQUIPMENT--0.5%
    757,100   Raisio Group plc (FIN)..................       6,918
                                                        ----------
HOUSEHOLD PRODUCTS--3.0%
 10,765,400   Kimberly-Clark De Mexico SA (MEX).......      41,943
                                                        ----------
INSURANCE--6.7%
  3,029,100   Allied Zurich AG (UK)...................      40,153
    403,504   AXA UAP (FR)............................      52,089
                                                        ----------
                                                            92,242
                                                        ----------
LEISURE--6.4%
  4,169,747   Granada Group plc (UK)..................      88,946
                                                        ----------
MEDIA--9.5%
  3,192,169   Pearson plc (UK)........................      67,785
  1,559,334   Verenigde Nederlandse Uitgeversbedrijven
              NV (NET)................................      63,091
                                                        ----------
                                                           130,876
                                                        ----------
PHARMACEUTICALS--6.6%
    253,317   Sanofi SA (FR)..........................      39,686
    255,344   Synthelabo (FR).........................      52,196
                                                        ----------
                                                            91,882
                                                        ----------
REAL ESTATE--0.1%
    170,000   Henderson Land Development Co. Ltd.
              (HK)....................................       1,007
                                                        ----------
TELECOMMUNICATIONS--17.3%
    414,187   Tele Danmark AS Cl. B (DEN).............      42,683
  2,973,300   Telecom Italia Mobile SpA (Savings)
              (IT)....................................       9,957
  9,048,510   Telecom Italia Mobile SpA (IT)..........      53,912
 11,971,700   Telecom Italia SpA (Savings) (IT).......      64,259
  1,417,858   Telefonica SA (SP)......................      66,429
  1,417,858   Telefonica SA Wts. (SP) Expire
              05/20/1999..............................       1,318
                                                        ----------
                                                           238,558
                                                        ----------
TELECOMMUNICATIONS EQUIPMENT--3.6%
    653,480   Nokia (Ab) Oy Series A (FIN)............      50,360
                                                        ----------
TOTAL COMMON STOCKS
  (Cost $1,100,793)...................................   1,312,971
                                                        ----------

HARBOR INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                          VALUE
  SHARES                                                  (000S)
------------------------------------------------------------------
 SHORT-TERM INVESTMENT--2.1%
  (Cost $28,648)
 PRINCIPAL
  AMOUNT                                                  VALUE
  (000S)                                                  (000S)
------------------------------------------------------------------
                                      COMMERCIAL PAPER
              American Express Credit Corp.
    $28,648   4.820%--05/03/1999......................  $   28,648
                                                        ----------
TOTAL INVESTMENTS--97.0%
  (Cost $1,129,441)...................................   1,341,619
CASH AND OTHER ASSETS, LESS LIABILITIES--3.0%.........      40,838
                                                        ----------
TOTAL NET ASSETS--100.0%..............................  $1,382,457
                                                        ==========

    The accompanying notes are an integral part of the financial statements.

HARBOR CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 1999 (UNAUDITED)
COMMON STOCK HOLDINGS (% OF NET ASSETS)

(Excludes net cash and short-term investments of 3.9%)

    Aerospace/Defense
                                        0.4
    Savings & Loans
                                        0.6
    Hotel--Motel
                                        0.8
    Retail--Drug Stores
                                        0.9
    Miscellaneous High Tech
                                        1.9
    Cosmetics
                                        2.0
    Restaurants
                                        2.0
    Banks--Money Centers
                                        2.9
    Electrical Equipment
                                        3.1
    Insurance--Other
                                        3.4
    Telecommunications
                                        3.5
    Electronic Instruments
                                        4.4
    Financial Services
                                        4.5
    Credit & Miscellaneous Financial
                                        5.0
    Semiconductors
                                        6.6
    Media
                                        7.3
    Retail--All Other
                                        8.2
    Computer Services
                                        9.2
    Drugs & Medicine
                                        11.8
    Computers & Business Equipment
                                        17.6

COMMON STOCKS--96.1%
                                                         VALUE
 SHARES                                                  (000S)
-----------------------------------------------------------------
AEROSPACE/DEFENSE--0.4%
  221,000   Raytheon Co. Cl. A.......................  $   15,270
   83,200   Raytheon Co. Cl. B.......................       5,845
                                                       ----------
                                                           21,115
                                                       ----------

                                                         VALUE
 SHARES                                                  (000S)
-----------------------------------------------------------------
BANKS-MONEY CENTERS--2.9%
2,017,800   Chase Manhattan Corp. New................  $  166,973
                                                       ----------
COMPUTER SERVICES--9.2%
  509,700   America Online Inc.......................      72,760
1,683,200   Cadence Design Systems Inc...............      22,828
  665,200   Intuit Inc...............................      57,290
  475,800   Level 3 Communications Inc...............      42,852
2,769,000   Microsoft Corp...........................     225,154
            Qwest Communications International
1,297,700   Inc......................................     110,872
                                                       ----------
                                                          531,756
                                                       ----------
COMPUTERS & BUSINESS EQUIPMENT--17.6%
  477,700   Ascend Communications Inc................      46,158
1,815,000   Cisco Systems Inc.*......................     207,023
1,955,700   Dell Computer Corp.*.....................      80,550
  688,000   EMC Corp.*...............................      74,949
  524,700   Equant NV--Registered....................      46,829
  860,100   International Business Machines Corp.....     179,922
3,100,800   MCI WorldCom Inc.........................     254,847
  424,300   Sun Microsystems Inc.....................      25,378
1,638,100   Xerox Corp...............................      96,238
                                                       ----------
                                                        1,011,894
                                                       ----------
COSMETICS--2.0%
  596,800   Estee Lauder Cosmetics Inc...............      59,755
1,062,900   Gillette Co..............................      55,470
                                                       ----------
                                                          115,225
                                                       ----------
CREDIT & MISCELLANEOUS FINANCIAL--5.0%
1,616,500   Associates First Capital Corp............      71,631
3,176,262   MBNA Corp................................      89,531
            Morgan, Stanley, Dean Witter & Co.
1,275,820   Inc......................................     126,545
                                                       ----------
                                                          287,707
                                                       ----------
DRUGS & MEDICINE--11.8%
2,074,500   American Home Products Corp..............     126,545
   88,100   Bristol Myers Squibb Co..................       5,600
  988,100   Eli Lilly & Co...........................      72,749
1,451,500   Merck & Co. Inc..........................     101,968
  775,100   Pfizer Inc...............................      89,185
  980,300   Pharmacia & Upjohn Inc...................      54,897
2,552,100   Schering Plough Corp.....................     123,298
1,515,700   Warner-Lambert Co........................     102,973
                                                       ----------
                                                          677,215
                                                       ----------
ELECTRICAL EQUIPMENT--3.1%
1,705,700   General Electric Co......................     179,951
                                                       ----------
ELECTRONIC INSTRUMENTS--4.4%
1,486,700   Hewlett Packard Co.......................     117,263
1,161,400   KLA Tencor Corp.*........................      57,634
  697,800   Tellabs Inc.*............................      76,453
                                                       ----------
                                                          251,350
                                                       ----------
FINANCIAL SERVICES--4.5%
  640,400   Charles Schwab Corp......................      70,284
2,507,900   Citigroup Inc............................     188,719
                                                       ----------
                                                          259,003
                                                       ----------
HOTEL-MOTEL--0.8%
1,260,500   Promus Hotel Corp. New...................      45,378
                                                       ----------

HARBOR CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                         VALUE
 SHARES                                                  (000S)
-----------------------------------------------------------------
INSURANCE-OTHER--3.4%
2,418,000   Ace Ltd..................................  $   73,145
1,050,300   American International Group Inc.........     123,345
                                                       ----------
                                                          196,490
                                                       ----------
MEDIA--7.3%
4,481,200   CBS Corp.................................     204,175
1,731,000   Clear Channel Communication*.............     120,305
1,315,800   Omnicom Group............................      95,396
                                                       ----------
                                                          419,876
                                                       ----------
MISCELLANEOUS HIGH TECH--1.9%
2,039,900   Applied Materials Inc....................     109,390
                                                       ----------
RESTAURANTS--2.0%
2,712,600   McDonalds Corp...........................     114,946
                                                       ----------
RETAIL-ALL OTHER--8.2%
1,672,225   Gap Inc..................................     111,307
2,355,700   Home Depot Inc...........................     141,195
1,554,600   Kohl's Corp.*............................     103,284
2,734,400   Staples Inc..............................      82,032
  761,600   Wal-Mart Stores Inc......................      35,034
                                                       ----------
                                                          472,852
                                                       ----------
RETAIL--DRUG STORES--0.9%
1,049,100   CVS Corp.................................      49,963
                                                       ----------
SAVINGS & LOANS--0.6%
  787,400   Washington Mutual Inc....................      32,382
                                                       ----------
SEMICONDUCTORS--6.6%
1,028,000   Altera Corp..............................      74,273
2,463,600   Intel Corp...............................     150,742
1,510,500   Texas Instruments Inc....................     154,260
                                                       ----------
                                                          379,275
                                                       ----------

                                                         VALUE
 SHARES                                                  (000S)
-----------------------------------------------------------------
TELECOMMUNICATIONS--3.5%
  922,000   Airtouch Communications Inc..............  $   86,092
  852,500   Allegiance Telecom Inc...................      39,215
1,024,800   Nokia Corp. ADR(1).......................      76,027
                                                       ----------
                                                          201,334
                                                       ----------
TOTAL COMMON STOCKS
  (Cost $3,797,551)..................................   5,524,075
                                                       ----------

 SHORT-TERM INVESTMENTS--2.8%

PRINCIPAL
 AMOUNT
 (000S)
-----------------------------------------------------------------
COMMERCIAL PAPER
            Chevron USA Inc.
 $100,000   4.850% - 05/03/1999......................     100,000
            American Express Credit Corp.
   60,831   4.820% - 05/03/1999......................      60,831
                                                       ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $160,831)....................................     160,831
                                                       ----------
TOTAL INVESTMENTS--98.9%
  (Cost $3,958,382)..................................   5,684,906
CASH AND OTHER ASSETS, LESS LIABILITIES--1.1%........      64,161
                                                       ----------
TOTAL NET ASSETS--100%...............................  $5,749,067
                                                       ==========

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR INTERNATIONAL FUND II
PORTFOLIO OF INVESTMENTS--APRIL 30, 1999 (UNAUDITED)
INVESTMENT HOLDINGS BY COUNTRY (% OF NET ASSETS)

(Excludes net cash of 1.7%)

    Canada (CAN)
                                        0.2
    Israel (IL)
                                        0.9
    South Africa (S. AFR)
                                        1.1
    Malaysia (MAL)
                                        1.3
    Argentina (ARG)
                                        1.6
    Poland (POL)
                                        1.7
    Portugal (PORT)
                                        2.2
    Singapore (SGP)
                                        2.5
    Brazil (BR)
                                        3.4
    Finland (FIN)
                                        4.6
    Netherlands (NET)
                                        6.5
    Italy (IT)
                                        6.5
    Japan (JP)
                                        7.4
    Sweden (SW)
                                        8.4
    United Kingdom (UK)
                                        13.7
    Switzerland (SWS)
                                        16.5
    France (FR)
                                        19.8

COMMON STOCKS--96.1%
                                                          VALUE
  SHARES                                                  (000S)
-----------------------------------------------------------------
APPAREL & TEXTILES--0.0%
126,000,000   Texpar SA Pfd. (BR)*.....................  $      1
                                                         --------
AUTOMOTIVE--1.8%
     60,000   Autoliv Inc. (SW)........................     2,084
                                                         --------
BANKS--23.8%
    300,000   Banca Commercial Italiana (IT)...........     2,469
  1,000,000   Banca Nazional Del Lavoro (IT)*..........     3,412
     43,500   Bank Slaski (POL)........................     1,970
     58,873   Banque National Paris (FR)...............     4,879
     95,000   Barclays Bank plc (UK)...................     3,023
     13,000   Credit Suisse Group--Registered (SWS)....     2,578

                                                          VALUE
  SHARES                                                  (000S)
-----------------------------------------------------------------
     20,500   Societe Generale (FR)....................  $  3,669
      7,500   UBS AG--Registered (SWS).................     2,546
              United Overseas Bank (Alien Market)
    365,052   (SGP)....................................     2,819
                                                         --------
                                                           27,365
                                                         --------
BEVERAGES--2.8%
    283,280   Diageo plc (UK)..........................     3,263
                                                         --------
CONGLOMERATES--1.4%
  1,600,000   Sime Darby Berhad (MAL)(2)...............     1,553
                                                         --------
CONSUMER GOODS--4.2%
    100,591   Hunter Douglas NV (NET)..................     3,879
    243,000   Salomon & Taylor (JP)....................       977
                                                         --------
                                                            4,856
                                                         --------
CONTAINERS & GLASS--1.7%
     11,500   Cie De St. Gobain (FR)...................     1,974
                                                         --------
ELECTRONICS--4.4%
     80,000   Matsushita Electrical Industries (JP)....     1,521
     38,000   Sony Corp. (JP)..........................     3,548
                                                         --------
                                                            5,069
                                                         --------
FINANCIAL SERVICES--5.1%
     57,500   ING Groep NV (NET).......................     3,541
        725   Julius Baer Holdings AG B (SWS)..........     2,359
                                                         --------
                                                            5,900
                                                         --------
FOOD--1.1%
  1,121,163   Cresud B Shares (ARG)....................     1,267
                                                         --------
INDUSTRIAL MACHINERY--3.3%
     24,000   Kone Oy B Shares (FIN)...................     2,558
      2,050   Saurer AG--Registered (SWS)..............     1,200
                                                         --------
                                                            3,758
                                                         --------
INSURANCE--6.4%
    125,000   Allied Zurich AG (UK)....................     1,657
     22,500   AXA UAP (FR).............................     2,905
              Instituto Nazionale delle Assicurazioni
    600,000   SpA (IT).................................     1,585
     85,000   Liberty Life Associates (S. AFR).........     1,225
                                                         --------
                                                            7,372
                                                         --------
LEISURE--0.9%
     10,000   Tag Heuer International SA (SWS).........     1,001
                                                         --------
MEDIA--3.8%
     75,400   Investec Consulting (PORT)...............     2,500
    200,000   Reed International (UK)..................     1,819
                                                         --------
                                                            4,319
                                                         --------
MINING & METALS--5.2%
      1,000   Alusuisse Lonza GR--Registered (SWS).....     1,196
    980,000   Billiton plc (UK)........................     3,330
     30,000   Pechiney SA (FR).........................     1,268
  1,458,048   Sedna Geotech Inc. (CAN)*................       180
                                                         --------
                                                            5,974
                                                         --------
OIL & GAS PRODUCTION--2.4%
    100,000   Perez Companc SA (ARG)...................       620
 13,500,000   Petrol Brasileiro Pfd. (BR)..............     2,171
                                                         --------
                                                            2,791
                                                         --------

HARBOR INTERNATIONAL FUND II
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                          VALUE
  SHARES                                                  (000S)
-----------------------------------------------------------------
PHARMACEUTICALS--10.2%
    220,000   Nobel Biocare (SW).......................  $  3,481
      1,900   Novartis AG--Registered (SWS)............     2,781
     60,548   Rhone Poulenc SA Series A (FR)...........     2,878
    197,893   SmithKline Beecham plc (UK)..............     2,617
                                                         --------
                                                           11,757
                                                         --------
PHOTOGRAPHY--1.0%
     30,000   Fuji Photo Film Co. (JP).................     1,133
                                                         --------
TELECOMMUNICATIONS--5.9%
    155,000   Ericsson (LM) Tel Co. Series B (SW)......     4,069
     34,500   NICE Systems Ltd. ADR (IL)(1)*...........       992
 13,500,000   Telesp Tel Sao Paulo Pfd. (BR)...........     1,764
                                                         --------
                                                            6,825
                                                         --------
TELECOMMUNICATIONS EQUIPMENT--2.4%
     36,000   Nokia (Ab) Oy Series A (FIN).............     2,774
                                                         --------
TIRES & RUBBER--4.0%
     50,000   Bridgestone Corp. (JP)...................     1,340
      7,500   Cie Fin Michel Bas (SWS).................     3,200
                                                         --------
                                                            4,540
                                                         --------

                                                          VALUE
  SHARES                                                  (000S)
-----------------------------------------------------------------
TOBACCO--2.4%
     45,000   Seita (FR)...............................  $  2,710
                                                         --------
TOYS & AMUSEMENTS--1.9%
      3,000   Swatch Group (SWS).......................     2,139
                                                         --------
TOTAL COMMON STOCKS
  (Cost $101,575)......................................   110,425
                                                         --------

 UNITS--2.2%
  (Cost $760)
  1,565,588   Eurotunnel (FR)*.........................     2,481
                                                         --------
TOTAL INVESTMENTS--98.3%
  (Cost $102,335)......................................   112,906
CASH AND OTHER ASSETS, LESS LIABILITIES--1.7%..........     1,957
                                                         --------
TOTAL NET ASSETS--100.0%...............................  $114,863
                                                         ========

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking organizations.

2  Fair Valued (See Note 2 to the Financial Statements.)

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 1999 (UNAUDITED)
INVESTMENT HOLDINGS BY COUNTRY (% OF NET ASSETS)

(Excludes net cash and short-term investments of 3.9%)

    Finland (FIN)
                                        1.3
    Australia (AUS)
                                        1.5
    Denmark (DEN)
                                        1.7
    Portugal (PORT)
                                        1.8
    South Africa (S. AFR)
                                        2.1
    Singapore (SGP)
                                        2.5
    Brazil (BR)
                                        2.6
    Malaysia (MAL)
                                        2.6
    Argentina (ARG)
                                        2.9
    Spain (SP)
                                        3.3
    Italy (IT)
                                        5.0
    Japan (JP)
                                        6.0
    Sweden (SW)
                                        6.1
    Netherlands (NET)
                                        6.8
    Switzerland (SWS)
                                        11.1
    France (FR)
                                        14.4
    United Kingdom (UK)
                                        24.4

COMMON STOCKS--94.5%

                                                          VALUE
  SHARES                                                  (000S)
------------------------------------------------------------------
AUTOMOTIVE--1.2%
  2,434,000   Volvo Ab Series B (SW)..................  $   64,189
                                                        ----------
BANKS--26.8%
  4,376,478   ABN Amro Holdings NV (NET)..............     104,256
 15,650,000   Banca Commercial Italiana (IT)..........     128,789
  8,401,350   Banco Bilbao Vizcaya (SP)...............     125,673
              Banco Commercial Portugues--Registered
  3,069,383   (PORT)..................................      86,542
              Banco Commercial Portugues ADR
    503,062   (PORT)(1)...............................      14,117
  1,380,000   Bankinter SA--Registered (SP)...........      57,876
  4,182,950   Barclays Bank plc (UK)..................     133,102
    176,600   Credit Suisse Group--Registered (SWS)...      35,014
 30,314,000   Malayan Bank Berhad (MAL)(2)............      68,495
  5,826,367   National Westminster Bank (UK)..........     140,124

                                                          VALUE
  SHARES                                                  (000S)
------------------------------------------------------------------
              Overseas Chinese Banking Corp. (Alien
  8,500,000   Market) (SGP)...........................  $   79,673
    772,120   Paribas (FR)............................      82,056
  3,078,986   Royal Bank of Scotland Group (UK).......      72,712
  3,306,400   San Paolo--IMI SpA (IT).................      49,599
    303,000   Societe Generale (FR)...................      54,223
  5,691,100   Standard Chartered plc (UK).............     102,447
    248,538   UBS AG--Registered (SWS)................      84,383
              United Overseas Bank (Alien Market)
  7,540,570   (SGP)...................................      58,233
                                                        ----------
                                                         1,477,314
                                                        ----------
BEVERAGES--3.9%
  5,483,830   Cadbury Schweppes (UK)..................      73,133
  7,750,000   Diageo plc (UK).........................      89,267
  3,050,000   Whitbread (UK)..........................      51,519
                                                        ----------
                                                           213,919
                                                        ----------
CONGLOMERATES--0.7%
 42,297,000   Sime Darby Berhad (MAL)(2)..............      41,067
                                                        ----------
CONSUMER GOODS--1.3%
    722,406   BIC (FR)................................      40,523
    879,254   Hunter Douglas NV (NET).................      33,903
                                                        ----------
                                                            74,426
                                                        ----------
CONTAINERS & GLASS--2.0%
    264,000   Cie De St. Gobain (FR)..................      45,320
  2,100,000   UPM Kymmene Oy (FIN)....................      63,558
                                                        ----------
                                                           108,878
                                                        ----------
ELECTRONICS--1.5%
    871,000   Sony Corp. (JP).........................      81,323
                                                        ----------
FINANCIAL SERVICES--2.3%
  2,072,795   ING Groep NV (NET)......................     127,660
                                                        ----------
FOOD--1.7%
     50,300   Nestle SA--Registered (SWS).............      93,070
                                                        ----------
INSURANCE--7.3%
  5,187,347   Allied Zurich (UK)......................      68,762
  2,552,000   Assicurazioni Generali (IT).............      99,345
    600,000   AXA UAP (FR)............................      77,455
              Schweiz Ruckversicher--Registered
     71,500   (SWS)...................................     156,431
                                                        ----------
                                                           401,993
                                                        ----------
MEDIA--1.5%
  2,500,000   News Corp. Ltd. ADR (AUS)(1)............      81,563
                                                        ----------
MINING & METALS--4.9%
              Anglo American Corp. South Africa Ltd.
  1,286,000   ADR (S. AFR)(1).........................      66,390
 26,950,000   Billiton plc ADR (UK)(1, 2).............      91,586
  5,390,000   Gencor Ltd. New ADR (S. AFR)(1, 2)......      11,454
  1,488,000   Pechiney SA (FR)........................      62,877
  2,113,036   Rio Tinto--Registered (UK)..............      36,882
                                                        ----------
                                                           269,189
                                                        ----------
OIL & GAS PRODUCTION--10.3%
 13,676,470   BG (UK).................................      77,005
  7,260,149   BP Amoco (UK)...........................     137,817
505,900,001   Petrol Brasileiro Pfd. (BR).............      81,352
              Royal Dutch Petroleum Co. ADR
  1,800,000   (NET)(1)................................     105,638
    671,444   Total Cl. B (FR)........................      91,927
              YPF Sociedad Anonima ADR Cl. D
  1,710,000   (ARG)(1)................................      71,820
                                                        ----------
                                                           565,559
                                                        ----------

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                                          VALUE
  SHARES                                                  (000S)
------------------------------------------------------------------
PAPER PRODUCTS--0.9%
  1,500,000   Mo Och Domsjo Ab Series B (SW)..........  $   38,580
    750,000   Stora Enso Oyj (R Shares) (FIN).........       8,755
                                                        ----------
                                                            47,335
                                                        ----------
PHARMACEUTICALS--6.8%
     69,561   Novartis AG--Registered (SWS)...........     101,809
    933,000   Novo Nordisk AS Series B (DEN)..........      91,507
  1,357,133   Rhone Poulenc Series A (FR).............      64,515
              SmithKline Beecham plc ADR Cl. A
  1,800,000   (UK)(1).................................     118,238
                                                        ----------
                                                           376,069
                                                        ----------
PHOTOGRAPHY--3.3%
  3,557,000   Canon Inc. (JP).........................      86,974
  2,470,000   Fuji Photo Film Co. (JP)................      93,282
                                                        ----------
                                                           180,256
                                                        ----------
TELECOMMUNICATIONS--6.5%
  5,280,000   Ericsson (LM) Tel Co. Series B (SW).....     138,618
              Ericsson (LM) Tel Co. ADR Series B
  1,292,000   (SW)(1).................................      34,884
  6,600,000   Telecom Argentina Cl. B (ARG)...........      45,229
 12,000,000   Telefonica De Argentina Cl. B (ARG).....      44,658
 14,400,000   Telekom Malaysia Berhad (MAL)(2)........      36,081
296,600,000   Telesp Participaco Pfd. (BR)*...........       7,232
397,200,038   Telesp Tel Sao Paulo Pfd. (BR)..........      51,892
                                                        ----------
                                                           358,594
                                                        ----------
TIRES & RUBBER--2.8%
  2,545,000   Bridgestone Corp. (JP)..................      68,196
     88,700   Cie Fin Michel Bas (Bearer) (SWS).......      37,847
  1,127,645   Michelin Cl. B (FR).....................      51,164
                                                        ----------
                                                           157,207
                                                        ----------
TOBACCO--7.2%
  5,187,347   British American Tobacco plc (UK).......      43,727
              Cie Financiere Richemont AG Units CI. A
     59,000   (SWS)...................................     100,312
 10,725,000   Imperial Tobacco (UK)...................     106,108
  1,407,150   Seita (FR)..............................      84,731
 18,818,974   Swedish Match (SW)......................      61,786
                                                        ----------
                                                           396,664
                                                        ----------
WATER DISTRIBUTION--1.6%
    520,487   Suez Lyonnaise des Eaux (FR)............      88,525
                                                        ----------
TOTAL COMMON STOCKS
  (Cost $2,725,203)...................................   5,204,800
                                                        ----------

 UNITS--0.9%
  (Cost $69,918)
 29,691,799   Eurotunnel (FR)*........................      47,050
              Eurotunnel Wts. (FR) Expire
 20,000,000   12/31/2001--10/31/2003..................       3,380
                                                        ----------
                                                            50,430
                                                        ----------
 CONVERTIBLE BOND--0.7%
  (Cost $39,600)
 PRINCIPAL
  AMOUNT                                                  VALUE
  (000S)                                                  (000S)
------------------------------------------------------------------
              LibLife International BV
    $40,000   6.500%--09/30/2004 (S. AFR).............  $   38,000
                                                        ----------

 SHORT-TERM INVESTMENTS--3.6%

COMMERCIAL PAPER
              American Express Credit Corp.
      9,779   4.780%--05/03/1999......................       9,779
      6,675   4.780%--05/04/1999......................       6,675
      6,168   4.780%--05/05/1999......................       6,168
                                                        ----------
                                                            22,622
                                                        ----------
              Chevron USA Inc.
     12,437   4.680%--05/07/1999......................      12,437
     16,500   4.800%--05/14/1999......................      16,500
     16,500   4.800%--05/17/1999......................      16,500
                                                        ----------
                                                            45,437
                                                        ----------
              Commercial Credit Co.
     11,578   4.780%--05/04/1999......................      11,578
                                                        ----------
              Exxon Corp.
     11,510   4.770%--05/05/1999......................      11,510
                                                        ----------
              General Motors Acceptance Corp.
     11,866   4.770%--05/10/1999......................      11,866
     16,138   4.800%--05/18/1999......................      16,138
                                                        ----------
                                                            28,004
                                                        ----------
              Prudential Funding Corp.
     15,504   4.740%--05/06/1999......................      15,504
     17,525   4.780%--05/11/1999......................      17,525
     16,207   4.800%--05/12/1999......................      16,207
     16,500   4.800%--05/13/1999......................      16,500
     10,540   4.810%--05/19/1999......................      10,540
                                                        ----------
                                                            76,276
                                                        ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $195,427).....................................     195,427
                                                        ----------
TOTAL INVESTMENTS--99.7%
  (Cost $3,030,148)...................................   5,488,657
CASH AND OTHER ASSETS, LESS LIABILITIES--0.3%.........      18,916
                                                        ----------
TOTAL NET ASSETS--100.0%..............................  $5,507,573
                                                        ==========

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking organizations.

2  Fair Valued (See Note 2 to the Financial Statements.)

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 1999 (UNAUDITED)
COMMON STOCK HOLDINGS (% OF NET ASSETS)

(Excludes 19.3% of holdings of which 1.7% represents net cash and short-term investments and 17.6% represents industry classification less than 1.5%)

    Building Material - Construction
                                        1.5
    International Oil
                                        1.5
    Media
                                        1.5
    Credit & Miscellaneous Financial
                                        1.9
    Insurance - Other
                                        1.9
    Railroads
                                        2.2
    Drugs & Medicine
                                        2.3
    Aerospace/Defense
                                        2.4
    Conglomerates
                                        2.4
    Natural Gas & Pipelines
                                        2.4
    Domestic Oil
                                        2.6
    Computers & Business Equipment
                                        2.8
    Insurance - Life
                                        3.0
    Financial Services
                                        3.4
    Electric Power
                                        3.6
    Electrical Equipment
                                        4.3
    Retail - All Other
                                        4.3
    Grocery Products
                                        4.9
    Chemicals - Fertilizers
                                        5.2
    Telephones
                                        5.5
    Paper
                                        6.1
    Banks - Money Center
                                        6.8
    Banks - Regional
                                        8.2

COMMON STOCKS--98.3%

                                                          VALUE
 SHARES                                                   (000S)
-----------------------------------------------------------------
AEROSPACE/DEFENSE -- 2.4%
   1,000    Boeing Co..................................  $     41
   2,200    Lockheed Martin Corp.......................        95
  28,100    Northrop Grumman Corp......................     1,797
   1,900    Raytheon Co. Cl. B.........................       133
  46,100    Rockwell International Corp. New...........     2,380
                                                         --------
                                                            4,446
                                                         --------
AIR TRANSPORTATION--0.9%
   3,000    Alaska Air Group Inc.*.....................       132
   9,000    AMR Corp.*.................................       628
   1,600    Delta Air Lines Inc........................       102
   2,400    Southwest Air Lines Co.....................        78
  13,800    US Airways Group Inc.*.....................       751
                                                         --------
                                                            1,691
                                                         --------
ALUMINUM--1.2%
   2,000    Alcoa Inc..................................       125
  32,600    Reynolds Metal Co..........................     2,033
                                                         --------
                                                            2,158
                                                         --------
APPAREL & TEXTILES--0.7%
  31,900    National Service Industries Inc............     1,242
                                                         --------
AUTOMOBILE EQUIPMENT--1.0%
  59,000    Genuine Parts Co...........................     1,770
   1,500    Navistar International Corp.*..............        78
                                                         --------
                                                            1,848
                                                         --------
AUTOMOBILES--0.6%
   8,900    Ford Motor Co..............................       569
   5,100    General Motors Corp........................       454
                                                         --------
                                                            1,023
                                                         --------
BANKS-MONEY CENTER--6.8%
  23,300    Bank New York Inc..........................       932
  99,840    BankAmerica Corp...........................     7,187
  36,000    Chase Manhattan Corp. New..................     2,979
   1,000    State Street Corp..........................        88
  30,500    Wells Fargo & Co...........................     1,317
                                                         --------
                                                           12,503
                                                         --------
BANKS-REGIONAL--8.2%
  65,259    Bank One Corp..............................     3,850
   1,000    Dime Bancorp Inc. New......................        23
  33,700    First American Corp........................     1,308
  13,826    First Union Corp...........................       766
  25,300    First Virginia Banks Inc. Rts..............     1,263
   3,400    Fleet Financial Group Inc..................       146
   1,000    Hibernia Corp. Cl. A.......................        13
  19,217    Huntington Bancshares Inc..................       681
   2,000    KeyCorp New................................        62
  27,600    Mercantile Bank Corp. Inc..................     1,573
   1,560    National City Corp.........................       112
  43,400    PNC Bank Corp..............................     2,512
  62,700    Summit Bancorp.............................     2,657
   1,100    Suntrust Banks Inc.........................        79
   1,000    Wachovia Corp. New.........................        88
                                                         --------
                                                           15,133
                                                         --------

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                                          VALUE
 SHARES                                                   (000S)
-----------------------------------------------------------------
BUILDING MATERIAL-CONSTRUCTION--1.5%
  22,000    Armstrong World Industries Inc.............  $  1,205
  39,900    York International Inc.....................     1,646
                                                         --------
                                                            2,851
                                                         --------
CHEMICALS-FERTILIZERS--5.2%
  32,200    Air Products & Chemical Inc................     1,513
   1,400    Dow Chemical Co............................       184
  28,600    E.l. Du Pont De Nemours & Co...............     2,020
  57,200    Hercules Inc...............................     2,163
  58,200    Millenium Chemicals Inc....................     1,571
  57,500    R.P.M. Inc.................................       809
  29,200    Rohm & Haas Co.............................     1,309
                                                         --------
                                                            9,569
                                                         --------
COMPUTERS & BUSINESS EQUIPMENT--2.8%
   7,685    Compaq Computer Corp.......................       171
   8,800    International Business Machines Corp.......     1,841
  38,900    MCI WorldCom Inc...........................     3,197
   1,693    NCR Corp. New*.............................        69
                                                         --------
                                                            5,278
                                                         --------
COMPUTER SERVICES--1.1%
  22,400    Level 3 Communications Inc.*...............     2,017
                                                         --------
CONGLOMERATES--2.4%
  51,000    Fortune Brands Inc.........................     2,015
   1,300    Loews Corp.................................        95
  26,200    Minnesota Mining & Manufacturing Co........     2,332
                                                         --------
                                                            4,442
                                                         --------
CREDIT & MISCELLANEOUS FINANCIAL--1.9%
     800    American Express Co........................       105
     710    Associates First Capital Corp..............        31
     700    Countrywide Credit Industries Inc..........        32
  28,600    Federal National Mortgage Association......     2,029
  13,200    Morgan, Stanley, Dean Witter & Co. Inc.....     1,309
                                                         --------
                                                            3,506
                                                         --------
CRUDE PRODUCERS--0.7%
  46,600    Mitchell Energy & Development Corp. Cl.
            A..........................................       702
  33,200    Mitchell Energy & Development Corp. Cl.
            B..........................................       510
                                                         --------
                                                            1,212
                                                         --------
DOMESTIC OIL--2.6%
  49,300    Kerr McGee Corp............................     2,089
  28,000    Murphy Oil Corp............................     1,314
  40,100    Pennzenergy Co.............................       519
  64,400    Pennzoil Quaker State Co...................       833
                                                         --------
                                                            4,755
                                                         --------
DRUGS & MEDICINE--2.3%
  42,400    Baxter International Inc...................     2,671
   1,600    Bristol Myers Squibb Co....................       102
  27,500    Pharmacia & Upjohn Inc.....................     1,540
                                                         --------
                                                            4,313
                                                         --------

                                                          VALUE
 SHARES                                                   (000S)
-----------------------------------------------------------------
ELECTRIC POWER--3.6%
   1,500    American Electric Power Inc................  $     62
  29,400    BEC Energy.................................     1,250
  59,800    Cinergy Corp...............................     1,783
   6,000    Commonwealth Energy System.................       243
   2,000    Consolidated Edison Inc....................        91
   1,500    Duke Energy Co.............................        84
   2,300    Edison International.......................        56
   1,500    Entergy Corp...............................        47
     400    Firstenergy Corp...........................        12
   1,000    FPL Group Inc..............................        56
  46,300    Niagara Mohawk Holdings Corp.*.............       619
  46,400    Northeast Utilities *......................       742
  39,200    OGE Energy Corp............................       929
   5,200    PG & E Corp................................       162
   1,500    PP & L Resources Inc.......................        42
     600    Pacificorp.................................        10
   1,700    Peco Energy Co.............................        81
   1,300    Pinnacle West Capital Corp.................        50
     800    Public Service Enterprise Group............        32
   4,300    Southern Co................................       116
   1,700    Texas Utilities Co.........................        68
   2,500    Unicom Corp................................        97
   4,400    Unisource Energy Corp.*....................        48
                                                         --------
                                                            6,680
                                                         --------
ELECTRICAL EQUIPMENT--4.3%
  43,700    Emerson Electric Co........................     2,819
  54,000    Hubbell Inc. Cl. B.........................     2,582
  60,000    Thomas & Betts Corp........................     2,520
                                                         --------
                                                            7,921
                                                         --------
ELECTRONIC INSTRUMENTS--1.3%
  65,800    Harris Corp................................     2,274
   2,400    Hewlett Packard Co.........................       189
   1,000    Micron Technology Inc.*....................        37
                                                         --------
                                                            2,500
                                                         --------
FINANCIAL SERVICES--3.4%
   1,700    Capital One Financial Corp.................       295
   1,000    Chubb Corp.................................        59
  73,156    Citigroup Inc..............................     5,505
   1,700    Lehman Brothers Holdings Inc...............        94
   3,900    Merrill Lynch & Company Inc................       327
   1,200    Paine Webber Group Inc.....................        56
                                                         --------
                                                            6,336
                                                         --------
FOREST PRODUCTS--0.0%
     500    Champion International Corp................        27
                                                         --------
GROCERY PRODUCTS--4.9%
   5,907    Archer Daniels Midland Co..................        89
  51,700    Bestfoods..................................     2,595
  61,100    Dean Foods Co..............................     2,181
  74,300    Flowers Industries Inc.....................     1,579
  11,900    Hannaford Brothers Co......................       519
  47,400    H.J. Heinz Co..............................     2,213
                                                         --------
                                                            9,176
                                                         --------
HEALTH CARE-HOSPITAL MANAGEMENT--0.1%
   6,300    Columbia/HCA Healthcare Corp...............       156
   1,900    United Healthcare Corp.....................       107
                                                         --------
                                                              263
                                                         --------

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                                          VALUE
 SHARES                                                   (000S)
-----------------------------------------------------------------
INSURANCE-LIFE--3.0%
     700    Conseco Inc................................  $     22
  22,100    Equitable Companies Inc....................     1,488
  58,100    Reliastar Financial Corp...................     2,135
  53,700    Torchmark Inc..............................     1,836
                                                         --------
                                                            5,481
                                                         --------
INSURANCE-OTHER--1.9%
  16,936    Allstate Corp..............................       616
  18,312    American International Group Inc...........     2,151
   1,600    Cigna Corp.................................       140
  12,700    CNA Financial Group Inc.*..................       518
   1,128    St. Paul Companies Inc.....................        32
                                                         --------
                                                            3,457
                                                         --------
INTERNATIONAL OIL--1.5%
   1,900    Chevron Corp...............................       190
  17,300    Exxon Corp.................................     1,437
  10,500    Mobil Corp.................................     1,100
   1,300    Texaco Inc.................................        82
                                                         --------
                                                            2,809
                                                         --------
MACHINERY--1.4%
   2,400    Caterpillar Inc............................       155
  48,000    Cooper Industries Inc......................     2,322
   1,900    Deere & Co.................................        82
   1,500    Ingersoll Rand Co..........................       104
                                                         --------
                                                            2,663
                                                         --------
MANUFACTURING DIVERSIFIED--1.3%
  51,900    Parker Hannifin Corp.......................     2,436
                                                         --------
MEDIA--1.5%
   3,400    CBS Corp.*.................................       155
  10,000    MediaOne Group Inc.*.......................       816
   6,100    Time Warner Inc............................       427
  32,200    Viacom Inc. *..............................     1,316
                                                         --------
                                                            2,714
                                                         --------
NATURAL GAS & PIPELINES--2.4%
  26,300    Columbia Energy Group......................     1,264
  36,200    MCN Energy Group Inc.......................       722
  17,100    National Fuel Gas Co.......................       748
  20,400    Nicor Inc..................................       742
  25,100    Peoples Energy Corp........................       938
                                                         --------
                                                            4,414
                                                         --------
NON-FERROUS METALS--0.9%
 114,300    Cyprus Amax Minerals Co....................     1,757
                                                         --------
PAPER--6.1%
  60,400    Boise Cascade Corp.........................     2,431
  41,400    Bowater Inc................................     2,220
  42,600    Kimberly Clark Corp........................     2,612
  19,000    Rayonier Inc...............................       867
  31,700    Temple Inland Inc..........................     2,187
  21,700    Williamette Industries Inc.................     1,014
                                                         --------
                                                           11,331
                                                         --------
PHOTOGRAPHIC- OPTICAL--1.0%
  25,500    Eastman Kodak Co...........................     1,903
                                                         --------

                                                          VALUE
 SHARES                                                   (000S)
-----------------------------------------------------------------
PUBLISHING--0.1%
   2,000    Gannett Inc................................  $    142
                                                         --------
RAILROADS--2.2%
 110,100    Burlington Northern Santa Fe...............     4,032
   1,100    Norfolk Southern Corp......................        36
                                                         --------
                                                            4,068
                                                         --------
REAL ESTATE INVESTMENT TRUSTS--0.7%
  16,500    Equity Residential Properties Trust........       763
  23,100    FelCor Lodging Trust Inc...................       553
                                                         --------
                                                            1,316
                                                         --------
RESTAURANTS--0.1%
   3,400    McDonalds Corp.............................       144
                                                         --------
RETAIL--ALL OTHER--4.3%
  55,400    Best Buy Co. Inc.*.........................     2,645
     600    Dayton Hudson Corp.........................        40
   8,200    Federated Department Stores Inc.*..........       383
  40,700    J.C. Penney Inc............................     1,857
   4,900    Kmart Corp.*...............................        73
  59,750    May Department Stores Co...................     2,379
   1,400    Sears, Roebuck & Co........................        64
  13,200    Wal-Mart Stores Inc........................       607
                                                         --------
                                                            8,048
                                                         --------
RETAIL--DRUG STORES--1.1%
  57,400    Longs Drug Stores Corp.....................     1,973
   1,400    Rite Aid Corp..............................        33
                                                         --------
                                                            2,006
                                                         --------
RETAIL--FOOD STORES--0.1%
   1,400    Albertsons Inc.............................        72
   2,100    American Stores Co. New....................        66
                                                         --------
                                                              138
                                                         --------
SERVICES--1.3%
  51,000    H & R Block Inc............................     2,454
                                                         --------
SEMICONDUCTORS--0.1%
   2,700    Motorola Inc...............................       216
                                                         --------
STEEL--1.1%
  89,700    Allegheny Teledyne Inc.....................     2,007
   8,300    Bethlehem Steel Corp.*.....................        76
                                                         --------
                                                            2,083
                                                         --------
TELEPHONES--5.5%
  17,400    Ameritech Corp.............................     1,191
  40,236    AT&T Corp..................................     2,032
   8,700    Bell Atlantic Corp.........................       501
  36,200    Bellsouth Corp.............................     1,620
  44,000    GTE Corp...................................     2,945
  27,100    SBC Communications Inc.....................     1,518
   3,500    Sprint Corp................................       359
                                                         --------
                                                           10,166
                                                         --------
TIRES & RUBBER--0.7%
  57,900    Cooper Tire & Rubber Co....................     1,270
                                                         --------

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                                          VALUE
 SHARES                                                   (000S)
-----------------------------------------------------------------
TOYS--0.1%
   4,300    Toys "R" Us Inc.*..........................  $     94
                                                         --------
TOTAL COMMON STOCKS
  (Cost $158,400)......................................   182,000
                                                         --------

 SHORT-TERM INVESTMENT--0.9%
  (Cost $1,665)
PRINCIPAL
 AMOUNT                                                   VALUE
 (000S)                                                   (000S)
-----------------------------------------------------------------
REPURCHASE AGREEMENT
            Repurchase Agreement with State Street Bank
              & Trust dated April 30, 1999 due on May
              3, 1999 at 3.75%, collateralized by a
              U.S. Treasury Note, 6.125% July 31, 2000,
              par value of $1,655 (repurchase proceeds
  $1,665      of $1,665 when closed on May 3, 1999)....  $  1,665
                                                         --------
TOTAL INVESTMENTS--99.2%
  (Cost $160,065)......................................   183,665
CASH AND OTHER ASSETS, LESS LIABILITIES--0.8%..........     1,507
                                                         --------
TOTAL NET ASSETS--100%.................................  $185,172
                                                         ========

------------
* Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 1999 (UNAUDITED)
TOTAL INVESTMENTS (% OF NET ASSETS)

(Excludes net cash and short-term investments of -19.6%)

    Options
                                        0.1
    Foreign Government Obligations
                                        2.4
    Asset-Backed Securities
                                        4.4
    U.S. Government Obligations
                                        8.1
    Corporate Bonds & Notes
                                        50.8
    Mortgage-Backed Securities
                                        53.8

ASSET-BACKED SECURITIES--4.4%
PRINCIPAL
  AMOUNT                                                  VALUE
  (000S)                                                 (000S)
-----------------------------------------------------------------
             Firstplus Home Loan Owner Trust
               Series 1998-2 Cl. A3
 $ 6,250     6.320%--11/10/2013(10)...................  $   6,299
             SLM Student Loan Trust
               Series 1997-2 Cl. A1
   3,015     5.047%--10/25/2005(8)....................      3,005
             Series 1997-3 Cl. A1
   7,201     5.107%--04/25/2006(8)....................      7,170
             Series 1995-1 Cl. A2
   5,000     5.257%--10/25/2007(8)....................      4,987
                                                        ---------
                                                           15,162
                                                        ---------
             Student Loan Marketing Association MTN(1)
   5,000     5.684%--06/30/2000(7)....................      4,992
                                                        ---------
TOTAL ASSET-BACKED SECURITIES
  (Cost $26,463)......................................     26,453
                                                        ---------

 CORPORATE BONDS & NOTES--50.8%
             Associates Corp. North America
   5,000     5.104%--08/27/2001(8)....................      5,000
             Banesto Del Inc.
   3,000     8.250%--07/28/2002.......................      3,145
             Banponce Corp.
   2,000     6.750%--12/15/2005.......................      1,959
             Beaver Valley Funding Corp.
   4,000     8.625%--06/01/2007.......................      4,310
             Beneficial Corp. MTN(1)
  10,000     5.210%--04/01/2002(8)....................     10,038
             Calpine Corp.
   3,000     8.750%--07/15/2007.......................      3,143
   1,200     7.875%--04/01/2008.......................      1,218
                                                        ---------
                                                            4,361
                                                        ---------

PRINCIPAL
  AMOUNT                                                  VALUE
  (000S)                                                 (000s)
-----------------------------------------------------------------
             Cemex SA MTN(1)
 $ 1,000     8.500%--08/31/2000.......................  $   1,015
             Central Maine Power MTN(1)
  10,000     6.389%--10/25/1999(8)....................     10,007
  10,000     6.380%--02/24/2000.......................      9,995
                                                        ---------
                                                           20,002
                                                        ---------
             Century Communications Corp.(12)
   1,200     0.000%--03/15/2003.......................        870
             Chrysler Financial Corp. MTN(1)
  10,000     4.968%--07/05/2000(8)....................     10,001
             Cincinnati Financial Corp.
   5,000     6.900%--05/15/2028.......................      4,913
             Citicorp
  10,625     7.125%--03/15/2004.......................     11,066
             Cleveland Electric Illuminating Co.
   2,000     9.500%--05/15/2005.......................      2,170
             CMS Energy Corp.
   1,200     8.125%--05/15/2002.......................      1,229
             Credit Suisse First Boston
               (Acquired 03/24/1999, Cost $9,857)(2)
  10,000     6.500%--05/01/2008.......................      9,783
             CSC Holdings Inc.
   1,200     9.875%--04/01/2023.......................      1,344
             Dean Witter Discover & Co. MTN(1)
   9,000     5.375%--10/05/2002(8)....................      9,044
             DTE Capital Corp.
               (Acquired 11/18/1998, Cost $10,000)(2)
  10,000     7.110%--11/15/2003.......................      9,910
             Echostar DBS Corp.
               (Acquired 04/23/1999, Cost $1,251)(2)
   1,200     9.250%--02/01/2006.......................      1,254
             First Chicago Corp. MTN(1)
             Series 178
  10,000     5.080%--03/11/2002(8)....................     10,059
  10,000     5.100%--06/26/2002(8)....................     10,016
                                                        ---------
                                                           20,075
                                                        ---------
             First Securities Corp.
  12,325     7.875%--10/15/1999.......................     12,459
             Florida Gas Transmission Co.
               (Acquired 03/24/1999, Cost $2,024)(2)
   2,000     8.140%--11/01/1999.......................      2,023
             General Motors Acceptance Corp. MTN(1)
   8,000     5.375%--12/17/2001(8)....................      8,045
   3,000     5.550%--09/15/2003.......................      2,941
                                                        ---------
                                                           10,986
                                                        ---------
             General Motors Acceptance Corp.
  10,000     5.121%--04/29/2002(8)....................     10,026
   5,000     5.750%--11/10/2003.......................      4,944
                                                        ---------
                                                           14,970
                                                        ---------

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

CORPORATE BONDS & NOTES--CONTINUED
PRINCIPAL
  AMOUNT                                                  VALUE
  (000S)                                                 (000S)
-----------------------------------------------------------------
             Goldman Sachs Group LP MTN(1)
             (Acquired 01/06/1998, Cost $10,000)(2)
 $10,000     5.180%--01/09/2001(8)....................  $  10,018
             (Acquired 03/03/1999, Cost $10,000)(2)
  10,000     5.230%--02/20/2001(8)....................      9,994
                                                        ---------
                                                           20,012
                                                        ---------
             Gulf STS Utilities Co.
     400     8.210%--01/01/2002.......................        410
             Hydro Quebec Yankee Bonds Debenture
     775     9.500%--11/15/2030.......................      1,037
             International American Development
               Bank(7)
NZ$3,500     5.750%--04/15/2004.......................      1,940
             Korea Development Bank(7)
DM10,000     3.258%--05/14/2001.......................      5,214
             Merrill Lynch & Company Inc. MTN(1)
 $10,000     5.050%--09/30/2000(7)....................      9,981
             Mexico Credit Link
   5,000     5.750%--04/15/2004(8)....................      5,278
             Meyer, Fred Inc. New
   5,000     7.150%--03/01/2003.......................      5,135
             Nabors Industries Inc.
  10,000     6.800%--04/15/2004.......................     10,038
             Occidental Petroleum Corp.
   5,000     6.400%--04/01/2003(7)....................      4,938
             Orion Network Sys. Inc.
   2,500     0.000%--01/15/2007(9)....................      1,538
             Prudential Funding Corp. MTN Tranche
               20(1)
   5,000     4.620%--08/01/2000(8)....................      5,027
             Quest Diagnostics
   7,053     6.250%--12/05/2002.......................      7,046
   3,158     6.750%--12/05/2002.......................      3,155
                                                        ---------
                                                           10,201
                                                        ---------
             RJR Nabisco Inc.
   1,400     8.750%--07/15/2007.......................      1,580
             Saferco Products Inc. MTN(1)
               (Acquired 07/12/1990, Cost $500)(2)
     500     9.630%--05/31/2000.......................        523
             Salomon Inc. CPI Bond(13)
   5,186     3.650%--02/14/2002.......................      4,970
             TCI Communications Inc.
   2,000     6.375%--09/15/1999.......................      2,009
   5,000     5.395%--09/11/2000 MTN(1,8)                    4,982
                                                        ---------
                                                            6,991
                                                        ---------
             Tenet Healthcare Corp.
   4,443     8.625%--12/01/2003.......................      4,533
             Time Warner Inc.
     450     7.975%--08/15/2004.......................        483
             United Mexican States
   3,000     6.250%--06/27/2002(8)....................      2,730
             Westdeutsche Landesbank
  15,000     6.050%--01/15/2009.......................     14,677
             Worldcom Inc.
  13,250     8.875%--01/15/2006.......................     14,221
                                                        ---------
TOTAL CORPORATE BONDS & NOTES
  (Cost $304,511).....................................    303,384
                                                        ---------

 FOREIGN GOVERNMENT OBLIGATIONS--2.4%
             Republic of Argentina
 $   500     5.000%--04/01/2000(8)....................  $     400
   6,800     11.447%--04/10/2005(8)...................      6,477
                                                        ---------
                                                            6,877
                                                        ---------
             Republic of Korea Loan Earls
   5,000     8.281%--04/08/2000(7)....................      5,020
             Republic of Korea Loan Earls II
   2,630     8.281%--04/08/2000(7)....................      2,641
                                                        ---------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
  (Cost $14,648)......................................     14,538
                                                        ---------

 MORTGAGE-BACKED SECURITIES--53.8%
COLLATERALIZED MORTGAGE OBLIGATIONS
             Chase Mortgage Financial Corp. REMIC(3)
               Series 1993-N Cl. A9
   3,000     6.750%--11/25/2024.......................      2,950
             Collateralized Mortgage Securities Corp
               Series F Cl. 4
     168     11.450%--11/01/2015......................        168
             Collateralized Mortgage Securities Corp
               REMIC(3)
               Series 1988-4 Cl. B
     205     8.750%--04/20/2019.......................        214
             Commercial Mortgage Asset Trust
               Pass Thru Certificate
               Series 1999-C1 Cl. A1
   4,981     6.250%--01/17/2032(7)....................      5,036
             Countrywide Home Loans REMIC(3)
               Series 1997-6 Cl. A10
  10,125     7.250%--11/25/2027.......................     10,125
             Drexel Burnham Lambert REMIC(3)
               Series H Cl. 4
   7,966     8.500%--04/01/2017.......................      8,204
             Federal Home Loan Mortgage Corp. REMIC(3)
     521     8.700%--02/15/2020.......................        522
   1,646     9.000%--12/15/2020.......................      1,712
   2,552     8.000%--08/15/2022.......................      2,705
      51     7.000%--10/15/2022.......................         51
   8,923     6.500%--02/15/2023 IO(5).................      1,229
  10,000     6.000%--08/15/2026.......................      9,589
                                                        ---------
                                                           15,808
                                                        ---------

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

MORTGAGE-BACKED SECURITIES--CONTINUED
PRINCIPAL
  AMOUNT                                                  VALUE
  (000S)                                                 (000S)
-----------------------------------------------------------------
             Federal National Mortgage Association
               REMIC(3)
 $ 1,364     6.500%--02/25/2007 IO(5).................  $     101
   2,402     6.000%--07/25/2017 IO(5).................        124
   1,218     6.000%--04/25/2019.......................      1,216
   2,000     6.500%--12/25/2020.......................      1,998
   6,897     7.000%--04/18/2027.......................      6,610
                                                        ---------
                                                           10,049
                                                        ---------
             GE Capital Mortgage Services Inc.
               REMIC(3)
             Series 1994-6 Cl. A3
   3,620     6.500%--12/25/2022.......................      3,477
             Series 1998-17 Cl. A3
   9,952     6.750%--10/25/2028.......................      9,815
                                                        ---------
                                                           13,292
                                                        ---------
             Kidder Peabody Acceptance Corp. REMIC(3)
             Series 1994-2 Cl. 1A2
   2,686     7.569%--09/25/2024(7)....................      2,690
             Norwest Asset Securities Corp. REMIC(3)
             Series 1998-12 Cl. A9
   5,000     6.750%--06/25/2028.......................      4,927
             Series 1997-19 Cl. A8
   6,200     7.250%--12/25/2027.......................      6,301
                                                        ---------
                                                           11,228
                                                        ---------
             Norwest Mortgage Insured Inc.
               Series 1 Cl. Z
      78     12.375%--01/01/2014......................         78
             PNC Mortgage Securities Corp. REMIC(3)
             Series 1998-14 Cl. 3A3
  17,726     6.500%--02/25/2029.......................     17,143
             Series 1999-4 Cl. 1A8
   9,800     6.290%--06/25/2029.......................      9,633
                                                        ---------
                                                           26,776
                                                        ---------
             Prudential Home Mortgage Securities Co.
               REMIC(3)
             Series 1993-55 Cl. A1
   1,426     7.845%--12/26/2023(8)....................      1,441
             Series 1993 Cl. A-8
   5,824     6.750%--08/25/2008.......................      5,802
                                                        ---------
                                                            7,243
                                                        ---------
             Residential Asset Securitization Trust
               REMIC(3)
               Series 1998-A13 Cl. 1A3
   6,931     6.500%--12/25/2028.......................      6,627
             Residential Funding Mortgage Securities
               Inc.
             Series 1997-S8 Cl. A9
   9,500     7.500%--06/25/2021.......................      9,707
             Resolution Trust Corporation Mortgage
               REMIC(3)
               Pass Thru Certificate
             Series 1991-3 Cl. 1L
   3,000     8.680%--08/25/2021(8)....................      3,026
             Sears Mortgage Securities Corp.
               Series 92 Cl. A
               (Acquired 06/30/1993, Cost $607)(2)
     617     6.922%--10/25/2022(8)....................        624
             Structured Asset Mortgage Investments
               Inc. REMIC(3)
             Series 1998-9 Cl. 1A3
   5,000     6.250%--11/25/2028.......................      4,723
                                                        ---------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS.............    138,568
                                                        ---------

PRINCIPAL
  AMOUNT                                                  VALUE
  (000S)                                                 (000s)
-----------------------------------------------------------------
OTHER MORTGAGE-BACKED SECURITIES
             Federal Home Loan Mortgage Corp.
               Forward Gold 30 Year, TBA(6) May
               Delivery
 $22,900     6.000%--12/31/1999.......................  $  22,363
             Federal Home Loan Mortgage Corp.
               Pass Thru Certificates
      11     10.500%--09/01/2000......................         11
       1     7.500%--03/01/2002.......................          1
      59     8.000%--06/01/2011.......................         61
      57     8.500%--02/01/2017.......................         60
     958     7.254%--06/01/2024(7)....................        999
  15,418     6.058%--08/15/2032(7)....................     15,547
                                                        ---------
                                                           16,679
                                                        ---------
             Federal Housing Authority Project
             221D4 Banco-5
     792     7.400%--02/01/2021.......................        817
             221D4 Banco-15
     305     7.450%--05/01/2021.......................        314
             221 Grey 98-4
   7,946     7.450%--05/01/2021.......................      8,097
             223C Reilly-52
     300     5.150%--06/01/2018.......................        277
                                                        ---------
                                                            9,505
                                                        ---------
             Federal National Mortgage Association
             Pass Thru Certificates
     124     9.000%--03/01/2005.......................        131
   4,797     6.500%--01/25/2009.......................      4,530
   1,193     9.000%--11/01/2009.......................      1,267
      16     8.500%--12/01/2009.......................         16
      57     9.500%--04/01/2011.......................         62
   1,532     5.910%--10/01/2032(7)....................      1,541
                                                        ---------
                                                            7,547
                                                        ---------
             Federal National Mortgage Association
               TBA(6)
             May Delivery
  25,000     6.500%--12/31/1999.......................     24,977
             Government National Mortgage Association
     403     6.750%--08/15/2017.......................        405
             Government National Mortgage Association
               II(7)
   1,162     6.375%--03/20/2017.......................      1,192
   2,881     6.625%--08/20/2022.......................      2,951
   1,923     6.625%--09/20/2023.......................      1,968
     667     6.875%--05/20/2024.......................        684
      60     6.625%--07/20/2024.......................         61
   4,113     6.625%--09/20/2024.......................      4,210
     444     6.125%--12/20/2024.......................        453
   1,558     6.375%--01/20/2025.......................      1,596
   1,475     6.375%--02/20/2025.......................      1,510
   1,115     6.125%--10/20/2025.......................      1,139
   3,060     6.125%--11/20/2025.......................      3,126
     903     6.125%--12/20/2026.......................        918
   7,832     6.625%--07/20/2027.......................      7,957
                                                        ---------
                                                           27,765
                                                        ---------
             Government National Mortgage Association
               TBA(6)
             May Delivery
  30,000     6.000%--12/31/1999.......................     29,259
  41,000     6.500%--12/31/1999.......................     40,975
                                                        ---------
                                                           70,234
                                                        ---------

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

MORTGAGE-BACKED SECURITIES--CONTINUED
PRINCIPAL
  AMOUNT                                                  VALUE
  (000S)                                                 (000S)
-----------------------------------------------------------------
             United Airlines
               Pass Thru Certificate Series 1993 Cl.
               C2
 $ 3,000     9.060%--06/17/2015(7)....................  $   3,265
                                                        ---------
TOTAL OTHER MORTGAGE-BACKED SECURITIES................    182,740
                                                        ---------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $322,028).....................................    321,308
                                                        ---------

 OPTIONS--0.1%

  NO. OF
CONTRACTS
-----------------------------------------------------------------
             U.S. Treasury Bonds Call Options
               Strike Price @ 96.16
 900,000     Expiration, 05/17/1999...................         50
             Strike Price @ 95.63
1,100,000    Expiration, 05/17/1999...................         58
             Strike Price @ 96.19
3,400,000    Expiration, 05/24/1999...................        186
             Strike Price @ 99.01
11,000,000   Expiration, 08/20/1999...................         57
             Strike Price @ 99.29
10,000,000   Expiration, 08/20/1999...................        127
                                                        ---------
TOTAL OPTIONS
  (Cost $533).........................................        478
                                                        ---------
 U.S. GOVERNMENT OBLIGATIONS--8.1%

PRINCIPAL
  AMOUNT
  (000S)
-----------------------------------------------------------------
             U.S. Treasury Bonds
 $   900     7.250%--05/15/2016.......................      1,029
   1,600     8.875%--08/15/2017.......................      2,124
                                                        ---------
                                                            3,153
                                                        ---------
             U.S. Treasury Strips
   9,060     0.000%--02/15/2019.......................      2,748
  19,100     0.000%--08/15/2019.......................      5,656
                                                        ---------
                                                            8,404
                                                        ---------

PRINCIPAL
  AMOUNT                                                  VALUE
  (000S)                                                 (000s)
-----------------------------------------------------------------
             U.S. Treasury Notes
 $15,000     6.625%--06/30/2001.......................  $  15,464
  20,568     3.625%--07/15/2002(4)....................     20,523
     800     6.375%--08/15/2002.......................        827
                                                        ---------
                                                           36,814
                                                        ---------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $49,082)......................................     48,371
                                                        ---------

 SHORT-TERM INVESTMENTS--3.8%
REPURCHASE AGREEMENT
             Repurchase Agreement with State Street
               Bank & Trust dated April 30, 1999 due
               May 3, 1999 at 3.750%, collateralized
               by a U.S. Treasury Note, 5.875% July
               31, 1999, par value of $10,700
               (repurchase proceeds of $10,673 when
  10,670       closed on May 3, 1999).................     10,670
                                                        ---------
U.S. TREASURY BILLS
      40     4.270%--05/13/1999(11)...................         40
   1,825     4.400%--06/24/1999(11)...................      1,813
     265     4.527%--06/24/1999.......................        263
      85     4.652%--06/24/1999.......................         84
                                                        ---------
                                                            2,200
                                                        ---------
COMMERCIAL PAPER
             Columbia/HCA Healthcare Corp.
  10,000     6.687%--09/30/1999.......................      9,959
                                                        ---------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $22,829)......................................     22,829
                                                        ---------
TOTAL INVESTMENTS--123.4%
  (Cost $740,094).....................................    737,361
CASH AND OTHER ASSETS LESS LIABILITIES--(23.4)%.......   (139,738)
                                                        ---------
TOTAL NET ASSETS--100.0%..............................  $ 597,623
                                                        =========

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

SWAP AGREEMENTS WHICH WERE OPEN AT APRIL 30, 1999 ARE AS FOLLOWS:

NOTIONAL                                                                                          UNREALIZED
AMOUNTS                                                                                         (DEPRECIATION)
 (000S)                            DESCRIPTION                               COUNTERPARTY           (000S)
--------                           -----------                             -----------------    --------------
           To make or receive semi-annual payments through 4/14/2008       Deutsche Bank AG-
           based on the difference between (A) the 10 year fixed           New York Branch
           interest rate of 2.295% over (B) the 10 year floating rate
Y580,000.. adjusted every six months based upon the JPY-LIBOR-BBA.                                  $(293)

           To make or receive semi-annual payments through 4/15/2008       Deutsche Bank AG-
           based on the difference between (A) the 10 year fixed           New York Branch
           interest rate of 2.305% over (B) the 10 year floating rate
Y377,000.. adjusted every six months based upon the JPY-LIBOR-BBA.                                   (193)
                                                                                                    -----
                                                                                                    $(486)
                                                                                                    =====

FUTURES CONTRACTS WHICH WERE OPEN AT APRIL 30, 1999 ARE AS FOLLOWS:

                                                                                                                     UNREALIZED
                                                                              AGGREGATE                            APPRECIATION/
                                                            NUMBER OF         FACE VALUE                           (DEPRECIATION)
                     DESCRIPTION                            CONTRACTS           (000S)        EXPIRATION DATE          (000S)
                     -----------                            ---------         ----------      ---------------      --------------
Eurodollar Futures (Buy)..............................          45             E$11,250       December 1999            $ (49)
Eurodollar Futures (Buy)..............................          45               11,250       March   2000               (60)
Eurodollar Futures (Buy)..............................          45               11,250       June     2000              (62)
Eurodollar Futures (Buy)..............................          56               14,000       September 2000             (59)
Eurodollar Futures (Buy)..............................          11                2,750       June     2001                1
Eurodollar Futures (Buy)..............................          33                8,250       September 2001              --
Eurodollar Futures (Buy)..............................          11                2,750       March   2001                 2
Municipal Bond Index (Buy)............................         200               $  200       June     1999             (228)
U.S. Treasury Bonds--20 Year (Buy)....................         193               19,300       June     1999               38
U.S. Treasury Notes--10 Year (Buy)....................         331               33,100       June     1999              (97)
                                                                                                                       -----
                                                                                                                       $(514)
                                                                                                                       =====

WRITTEN OPTIONS WHICH WERE OPEN AT APRIL 30, 1999 ARE AS FOLLOWS:

                                                         NUMBER OF
                                                          SHARES/                                                      VALUE
                    DESCRIPTION                          CONTRACTS          EXPIRATION DATE      STRIKE PRICE          (000S)
                    -----------                          ---------          ---------------      ------------      --------------
U.S. Treasury Bond Futures (Call)..................             137         May  1999              $130.00             $  (2)
U.S. Treasury Bond Futures (Call)..................             188         May  1999               128.00                (3)
U.S. Treasury Bond Futures (Call)..................             279         May  1999               126.00                (9)
U.S. Treasury Bond (Call)..........................      10,000,000         August 1999             101.25               (38)
U.S. Treasury Note (Call)..........................      11,000,000         August 1999             100.34               (22)
U.S. Treasury Bond Futures (Put)...................             457         May  1999               116.00               (50)
U.S. Treasury Bond Futures (Put)...................             137         May  1999               118.00               (47)
U.S. Treasury Bond (Put)...........................      20,000,000         August 1999              97.97               (33)
U.S. Treasury Note (Put)...........................      11,000,000         August 1999              97.54               (77)
                                                                                                                       -----
Written options outstanding, at value (premiums
  received of $678)................................                                                                    $(281)
                                                                                                                       =====

FORWARD CURRENCY CONTRACTS WHICH WERE OPEN AT APRIL 30, 1999 ARE AS FOLLOWS:

                                                                                                                     UNREALIZED
                                                                              AGGREGATE                            APPRECIATION/
                                                         MARKET VALUE         FACE VALUE                           (DEPRECIATION)
CURRENCY                                                    (000S)              (000S)          DELIVERY DATE          (000S)
--------                                                 ------------         ----------        -------------      --------------
Eurodollar (Sell)....................................       $2,575              $2,585          July 1999              $  10
Eurodollar (Sell)....................................        2,576               2,586          July 1999                 10
New Zealand Dollar (Buy).............................        3,990               3,817          May 1999                 173
New Zealand Dollar (Sell)............................        1,050                 994          May 1999                 (56)
New Zealand Dollar (Sell)............................        3,151               2,982          May 1999                (169)
New Zealand Dollar (Sell)............................        1,943               1,896          June 1999                (47)
                                                                                                                       -----
                                                                                                                       $ (79)
                                                                                                                       =====

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

------------

 1  MTN after the name of a security stands for Medium Term Note.

 2 Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 1999 was $44,129, which represents 7.4% of net assets.

 3 REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

 4 Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

 5 Interest only (IO) securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These are subject to the risk of accelerated principal paydowns. The amount represents the notional amount on which current interest is calculated.

 6 TBA's are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 1999. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBA's is not earned until settlement date. (See Note 2 to the Financial Statements).

 7 Variable rate security. The stated rate represents the rate in effect at April 30, 1999.

 8 Floating rate security. The stated rate represents the rate in effect at April 30, 1999.

 9 Step Coupon security. The rate will be 0.0% until January 1, 2002. The rate becomes 12.5% after the stated date.

10 Step Coupon security. The rate will increase 1.07% per month until the coupon reaches 15%.

11 At April 30, 1999, U.S. Treasury Bills held by the Fund were pledged to cover margin requirements for open futures contracts and written options on futures contracts. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $1,853.

12  Zero coupon bond.

13 Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation.

E$  Eurodollar

Y   Japanese Yen

NZ$ New Zealand Dollar

DM Deutsche Mark

    The accompanying notes are an integral part of the financial statements.

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 1999 (UNAUDITED)
TOTAL INVESTMENTS (% OF NET ASSETS)

(Excludes net cash and short-term investments of 1.9%)

    Corporate Bonds & Notes
                                        7.3
    U.S. Government Obligations
                                        26.5
    Mortgage-Backed Securities
                                        28.0
    Asset-Backed Securities
                                        36.3

ASSET-BACKED SECURITIES--36.3%
PRINCIPAL
  AMOUNT                                                   VALUE
  (000S)                                                   (000S)
------------------------------------------------------------------
             Beneficial Home Equity Loan Trust
             Series 1996-1 Cl. A
 $ 2,207     5.116%--04/28/2026(4)......................  $  2,208
             Campobello Master Trust
             Series 1999-1A Cl. B
   3,000     5.462%--12/15/2006(4)......................     3,000
             Chase Manhattan Auto Owner Trust
             Series 1996-C Cl. A3
   1,949     5.950%--11/15/2000.........................     1,956
             CIT Marine Trust
             Series 1999-A Cl. A
   2,000     5.80%--04/15/2010..........................     1,996
             CIT RV Trust Cl
             Series 1997-A Cl. A4
   3,105     6.200%--10/15/2006.........................     3,122
             Discover Card Master Trust
             Series 1994-2 Cl. A
   5,000     5.276%--10/16/2004(4)......................     5,033
             EQCC Home Equity Loan Trust
             Series 1996-4 Cl. A9
   4,000     6.89%--01/15/2028..........................     4,019
             First Chicago Master Trust
             Series 1996-R Cl. A
   5,000     4.996%--07/15/2001(4)......................     5,004
             Ford Credit Auto Owner Trust
             Series 1998-C Cl. A4
   3,000     5.810%--03/15/2002.........................     3,017
             Green Tree Financial Corp.
             Series 1995-10 Cl. A4
   4,000     6.300%--02/15/2027.........................     4,029
             Green Tree Home Equity Loan Trust
             Series 1998-A Cl. A2
   3,000     6.040%--06/15/2029.........................     3,018
             MBNA Master Credit Card Trust II
             Series 1996-D Cl. B
   4,000     5.216%--09/15/2003(4)......................     3,995
             Metris Master Trust
             Series 1998-1A Cl. B
             (Acquired 08/04/1998, Cost $4,000)(1)
   4,000     5.377%--08/20/2005(4)......................     3,964
             ML Home Equity Loan Trust
   1,328     5.400%--07/15/2022(4)......................     1,329

PRINCIPAL
  AMOUNT                                                   VALUE
  (000S)                                                   (000s)
------------------------------------------------------------------
             Nationsbank Auto Owners Trust
             Series 1996-A Cl. A3
 $   135     6.375%--07/15/2000.........................  $    135
             Newcourt Equipment Trust Securities
             Series 1998-1 Cl. A2
   4,000     5.170%--09/20/2000.........................     4,000
             Norwest Automobile Trust
             Series 1996-A Cl. CTFS
   5,000     5.30%--05/15/2003..........................     5,007
             Premier Auto Trust
             Series 1996-3 Cl. CTFS
   3,000     6.950%--11/06/2000.........................     3,047
             Series 1998-4 Cl. A2
   3,926     5.560%--04/08/2001.........................     3,937
                                                          --------
                                                             6,984
                                                          --------
             Saxon Asset Securities Trust
             Series 1998-2 Cl. AV2
   4,000     6.200%--04/25/2018.........................     4,016
             Toyota Auto Lease Trust
             Series 1998-B Cl. A1
   4,000     5.350%--07/25/2002.........................     3,996
                                                          --------
TOTAL ASSET-BACKED SECURITIES
  (Cost $69,888)........................................    69,828
                                                          --------

 CORPORATE BONDS & NOTES--7.3%
             Chrysler Financial Corp. MTN(2)
   4,000     4.897%--06/06/2000.........................     4,001
             Key Bank N A
   5,000     5.246%--10/27/2000(4)......................     5,016
             Salomon Inc.
             Series D & E
             (Acquired 12/09/1997, Cost $5,102)(1)
   5,000     6.300%--02/14/2000(4)......................     5,046
                                                          --------
TOTAL CORPORATE BONDS & NOTES
  (Cost $14,028)........................................    14,063
                                                          --------

 MORTGAGE-BACKED SECURITIES--28.0%
                         GOVERNMENT AGENCY PASS-THROUGHS
             Federal National Mortgage Association
             MTN(2)
  16,000     5.820%--08/25/1999.........................    16,040
   4,000     5.650%--04/28/2000.........................     4,020
                                                          --------
                                                            20,060
                                                          --------
                     COLLATERALIZED MORTGAGE OBLIGATIONS
             Allied Capital Commercial Mortgage Trust
             Series 1998-1 Cl. A
             (Acquired 01/28/1998, Cost $2,031)(1)
   2,042     6.310%--05/25/2003.........................     2,036
             Contimortgage Home Equity Trust
             Pass Thru Certificates
             Series 1998-3 Cl. A10
   4,000     5.840%--05/15/2016.........................     4,003
             Champion Home Equity Loan Trust
             Series 1997-2 Cl. A1
     243     6.590%--11/25/2010.........................       242

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

MORTGAGE-BACKED SECURITIES--CONTINUED
PRINCIPAL
  AMOUNT                                                   VALUE
  (000S)                                                   (000S)
------------------------------------------------------------------
             CRIIMI MAE CMBS Corp.
             Series 1998-1 Cl. A1
             (Acquired 05/29/1998, Cost $3,011)(1)
 $ 3,150     5.697%--10/20/2001.........................  $  3,100
             Federal Home Loan Mortgage Multiclass
             Mortgage
             Cl. A MTN REMIC(2,3)
  10,601     6.90%--04/15/2026..........................    10,592
             Federal National Mortgage Association
             Series 1993-163 Cl. BK
     983     6.150%--11/25/2017.........................       984
             Federal National Mortgage Association
             REMIC(3)
             Series 1993-175 Cl. Z
   4,407     5.750%--10/25/2006.........................     4,411
             Green Tree Financial Corp.
             Pass Thru Certificates--Cl. A2
   4,000     6.300%--02/15/2027.........................     4,003
             Signet Helco Trust
             Series 1995-A Cl. A
   1,948     5.198%--06/20/2004(4)......................     1,948
             WFS Financial Owner Trust
             Series 1998B Cl. A2
   2,409     5.777%--01/20/2001.........................     2,414
                                                          --------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS...............    33,733
                                                          --------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $53,747)........................................    53,793
                                                          --------

 U.S. GOVERNMENT OBLIGATIONS--26.5%
             Federal Home Loan Banks
   7,000     4.950%--02/24/2000.........................     6,985
  10,000     5.525%--08/28/2000.........................    10,023
                                                          --------
                                                            17,008
                                                          --------

PRINCIPAL
  AMOUNT                                                   VALUE
  (000S)                                                   (000s)
------------------------------------------------------------------
             U.S. Treasury Notes
 $10,500     4.500%--01/31/2001.........................  $ 10,405
  13,800     5.000%--04/30/2001.........................    13,785
  10,000     4.750%--02/15/2004.........................     9,803
                                                          --------
                                                            33,993
                                                          --------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $51,092)........................................    51,001
                                                          --------

 SHORT-TERM INVESTMENTS--10.2%
REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank
               & Trust dated April 30, 1999 due May 3,
               1999 at 4.840%, collateralized by a U.S.
               Treasury Note, 6.500% October 15, 2006,
               par value of $9,225 (repurchase proceeds
   9,692       of $9,696 when closed on May 3,1999).....     9,692
                                                          --------
BANK OBLIGATIONS
             Commerzbank AG NY Branch
   3,000     5.140%--09/15/1999.........................     3,001
   6,000     Paribas NY Branch 4.910%--06/17/1999.......     6,000
                                                          --------
                                                             9,001
                                                          --------
U.S. GOVERNMENT OBLIGATION--SHORT-TERM
   1,000     U.S. Treasury Bill 4.395%--05/27/1999(5)...       997
                                                          --------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $19,690)........................................    19,690
                                                          --------
TOTAL INVESTMENTS--108.3%
  (Cost $208,445).......................................   208,375
CASH AND OTHER ASSETS LESS LIABILITIES--(8.3)%..........  (15,916)
                                                          --------
TOTAL NET ASSETS--100.0%................................  $192,459
                                                          ========

FUTURES CONTRACTS WHICH WERE OPEN AT APRIL 30, 1999 ARE AS FOLLOWS:

                                                                           AGGREGATE                           UNREALIZED
                                                              NUMBER OF    FACE VALUE                        (DEPRECIATION)
                        DESCRIPTION                           CONTRACTS      (000S)      EXPIRATION DATE         (000S)
                        -----------                           ---------    ----------    ---------------     --------------
U.S. Treasury Note--2 Year (Buy)............................      89        $17,800         June, 1999           $ (37)
U.S. Treasury Note--5 Year (Buy)............................     200         20,000         June, 1999            (158)
                                                                                                                 -----
                                                                                                                 $(195)
                                                                                                                 =====

------------

1 Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 1999 was $14,146, which represents 7.4% of net assets.

2  MTN after the name of a security stands for Medium Term Note.

3 REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

4 Floating rate security. The stated rate represents the rate in effect at April 30, 1999.

5 At April 30, 1999, a U.S. Treasury Bill held by the Fund was pledged to cover margin requirements for open futures contracts. (See Note 2 to the Financial Statements.) The security pledged had an aggregate market value of $997.

    The accompanying notes are an integral part of the financial statements.

HARBOR MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 1999 (UNAUDITED)
TOTAL INVESTMENTS (% OF NET ASSETS)

(Excludes net cash of -4.0%)

    Asset-Backed Securities
                                        3.2
    Corporate Bonds & Notes
                                        4.2
    Repurchase Agreement
                                        8.7
    Bank Obligations
                                        30.5
    Commercial Paper
                                        57.4

ASSET-BACKED SECURITIES--3.2%
(Cost $3,000)

PRINCIPAL
 AMOUNT                                                   VALUE
 (000S)                                                   (000S)
-----------------------------------------------------------------
            Ford Credit Auto Owner Trust
  $3,000      5.089%--01/18/2000.......................  $  3,000
                                                         --------

 BANK OBLIGATIONS--30.5%
            Bank Austria Aktiengesel NY
   1,000      5.670%--07/23/1999.......................     1,001
            Bank of Nova Scotia
   4,000      4.910%--08/12/1999.......................     4,000
            CBA Del Fin Inc. Yrs. 3+4
   4,000      4.879%--07/06/1999.......................     3,965
            ING Bank Amsterdam
   3,000      5.000%--09/09/1999.......................     3,000
            Landesbank Hessen Thuringen
   4,000      5.190%--02/29/2000.......................     3,999
            Morgan Guaranty Trust Co. NY
   3,000      4.990%--12/10/1999.......................     3,000
            National Bank of Canada NY
   3,000      5.760%--06/10/1999.......................     3,002
            National Westminster Bank plc
   3,000      5.737%--05/07/1999.......................     3,000
            Paribas NY Branch
   4,000      4.910%--06/17/1999.......................     4,000
                                                         --------
TOTAL BANK OBLIGATIONS
  (Cost $28,967).......................................    28,967
                                                         --------
 COMMERCIAL PAPER--57.4%

PRINCIPAL
 AMOUNT                                                   VALUE
 (000S)                                                   (000S)
-----------------------------------------------------------------
            ABN Amro North America
  $3,000      4.775%--05/25/1999.......................  $  2,991
            ANZ Delaware
   4,000      4.820%--07/07/1999.......................     3,964
            Banque Et Caisse D Epargne
   4,000      4.820%--08/03/1999.......................     3,951
            Bayerische Landesbank
   4,000      4.980%--11/19/1999.......................     3,998
            CSW Credit Inc.
   4,000      4.790%--05/17/1999.......................     3,992
            Den Norske Bank ASA Yrs. 1+2
   3,000      4.898%--06/18/1999.......................     2,981
            Deutsche Bank Financial, Inc.
   3,000      4.830%--08/10/1999.......................     2,959
            Nordbanken North America Inc. 1+2
   3,000      4.927%--05/28/1999.......................     2,989
            Paccar Financial Corp.
   4,000      4.750%--05/06/1999.......................     3,997
            Province De Quebec
   4,000      4.929%--10/14/1999.......................     3,911
            Queens Health System
   4,000      4.900%--05/10/1999.......................     3,995
            Sigma Finance Corp.
   4,000      4.820%--07/28/1999.......................     3,953
            Southland Corp.
   4,000      4.800%--06/04/1999.......................     3,982
            UBS Finance Delaware Inc.
   3,000      4.750%--07/22/1999.......................     2,968
            Westdeutsche Landesbank Giroz
   4,000      5.160%--09/17/1999.......................     4,001
                                                         --------
TOTAL COMMERCIAL PAPER
  (Cost $54,632).......................................    54,632
                                                         --------

 CORPORATE BONDS & NOTES--4.2%
(Cost $4,009)
            Household Financial Corp.
   4,000      7.750%--06/01/1999.......................     4,009
                                                         --------

 REPURCHASE AGREEMENT--8.7%
(Cost $8,319)
            Repurchase Agreement with State Street Bank
              & Trust dated April 30, 1999 due on May
              3, 1999 at 4.840%, collateralized by a
              U.S. Treasury Bond, 10.750% May 15, 2003,
              par value of $6,820 (repurchase proceeds
   8,319      of $8,322 when closed on May 3, 1999)....     8,319
                                                         --------
TOTAL INVESTMENTS--104.0%
  (Cost $98,927)(1)....................................    98,927
CASH AND OTHER ASSETS, LESS LIABILITIES--(4.0%)........   (3,816)
                                                         --------
TOTAL NET ASSETS--100.0%...............................   $95,111
                                                         ========

------------

1  The aggregate identified cost on a tax basis is the same.

    The accompanying notes are an integral part of the financial statements.

HARBOR FUND
STATEMENT OF ASSETS AND LIABILITIES--APRIL 30, 1999 (UNAUDITED)

(All amounts in Thousands, except per share amount)

                                                                            HARBOR
                                                               HARBOR    INTERNATIONAL
                                                               GROWTH       GROWTH
------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS, AT IDENTIFIED COST*............................  $ 83,714    $1,129,441
------------------------------------------------------------------------------------------
Investments, at value.......................................  $ 91,035    $1,341,619
Repurchase agreements.......................................     1,899            --
Cash........................................................        --            --
Foreign currency, at value (cost: $0; $841; $0; $91; $172;
  $0; $19; $0; $0 ).........................................        --           839
Receivables for:
  Investments sold..........................................     1,107       100,529
  Capital shares sold.......................................        50        12,309
  Dividends.................................................        --         1,584
  Interest..................................................        34             4
  Open forward currency contracts...........................        --            --
Deferred organization costs.................................        --            --
Withholding tax receivable..................................        --           987
Other assets................................................         1             3
------------------------------------------------------------------------------------------
      TOTAL ASSETS..........................................    94,126     1,457,874
LIABILITIES
Payables for:
  Investments purchased.....................................        --        73,789
  Capital shares reacquired.................................        93           520
  Dividends to shareholders.................................        --            --
  Written options, at value (premiums received $0; $0; $0;
    $0; $0; $0; $678; $0; $0)...............................        --            --
  Swap agreements...........................................        --            --
  Interest on swap agreements...............................        --            --
  Open forward currency contracts...........................        --            --
  Variation margin on futures contracts.....................        --            --
Accrued expenses:
  Adviser's fees............................................       133           818
  Trustees' fees............................................         1             5
  Transfer agent's fees.....................................         6            51
  Other.....................................................         6           234
------------------------------------------------------------------------------------------
      TOTAL LIABILITIES.....................................       239        75,417
NET ASSETS
NET ASSETS..................................................  $ 93,887    $1,382,457
------------------------------------------------------------------------------------------
Net assets consist of:
  Paid-in capital...........................................  $ 77,323    $1,124,336
  Undistributed/(overdistributed) net investment income.....      (261)        2,440
  Accumulated net realized gain/(loss)......................     7,605        43,571
  Unrealized appreciation/(depreciation) of investments,
    swap agreements, written options, foreign currency, and
    translation of assets and liabilities in foreign
    currencies..............................................     9,220       212,110
  Unrealized depreciation of futures and forward
    contracts...............................................        --            --
------------------------------------------------------------------------------------------
                                                              $ 93,887    $1,382,457
------------------------------------------------------------------------------------------
Shares of beneficial interest...............................     8,070        72,705
Net asset value, offering and redemption price per share....  $  11.63    $    19.01

------------
* Including repurchase agreements and short term investments.

    The accompanying notes are an integral part of the financial statements.

HARBOR FUND
STATEMENT OF ASSETS AND LIABILITIES--CONTINUED

   HARBOR
  CAPITAL           HARBOR           HARBOR        HARBOR     HARBOR        HARBOR          HARBOR
APPRECIATION   INTERNATIONAL II   INTERNATIONAL    VALUE       BOND     SHORT DURATION   MONEY MARKET
------------------------------------------------------------------------------------------------------
 $3,958,382       $  102,335       $3,030,148     $160,065   $740,094      $208,445        $ 98,927
------------------------------------------------------------------------------------------------------
 $5,684,906       $  112,906       $5,488,657     $182,000   $726,691      $198,683        $ 90,608
         --               --               --        1,665     10,670         9,692           8,319
        107              435               --            2      2,472            --              --
         --               91              146           --         19            --              --
     95,654            6,659               --        3,113     18,816         5,008              --
     19,405               --            1,168          363      1,754           190             445
      1,543              353           21,851          201         --            --              --
         21               --              382           --      6,111         1,100             865
         --               --               --           --        173            --              --
         --               10               --           --         --            --              --
         28              225            7,891            4         --            --              --
          4                3                5            1          2             2               1
------------------------------------------------------------------------------------------------------
  5,801,668          120,682        5,520,100      187,349    766,708       214,675         100,238
     46,444            5,494               --        1,942    166,051        21,986           3,951
      3,183              204            6,444          134        639            28           1,116
         --               --               --           --         --             7              21
         --               --               --           --        281            --              --
         --               --               --           --        486            --              --
         --               --               --           --          9            --              --
         --               --               --           --        252            --              --
         --               --               --           --      1,104           191              --
      2,789               59            3,640           84        232            --              11
         21               --               29            1          2             1               1
        153               12              161            9         27             1              10
         11               50            2,253            7          2             2              17
------------------------------------------------------------------------------------------------------
     52,601            5,819           12,527        2,177    169,085        22,216           5,127
 $5,749,067       $  114,863       $5,507,573     $185,172   $597,623      $192,459        $ 95,111
------------------------------------------------------------------------------------------------------
 $3,715,188       $  104,838       $2,918,397     $157,697   $602,264      $215,689        $ 95,111
        520              239           32,247          277      2,739            59              --
    306,835             (749)          99,722        3,598     (3,964)      (23,024)             --
  1,726,524           10,535        2,457,207       23,600     (2,823)          (70)             --
         --               --               --           --       (593)         (195)             --
------------------------------------------------------------------------------------------------------
 $5,749,067       $  114,863       $5,507,573     $185,172   $597,623      $192,459        $ 95,111
------------------------------------------------------------------------------------------------------
    136,078            8,775          137,933       11,460     53,335        22,367          95,111
 $    42.25       $    13.09       $    39.93     $  16.16   $  11.21      $   8.60        $   1.00

HARBOR FUND
STATEMENT OF OPERATIONS--SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

(All Amounts in Thousands)

                                                                                 HARBOR
                                                              HARBOR          INTERNATIONAL
                                                              GROWTH             GROWTH
-------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................  $    26            $ 9,080
  Interest..................................................      159              1,016
  Foreign taxes withheld....................................       --             (1,193)
-------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................      185              8,903
OPERATING EXPENSES:
  Investment advisory fees..................................      365              4,918
  Shareholder communications................................        5                 41
  Custodian fees............................................       13                659
  Transfer agent fees.......................................       40                295
  Professional fees.........................................       12                 41
  Trustees' fees and expenses...............................        1                 10
  Registration fees.........................................        5                 14
  Amortization of organization costs........................       --                 --
  Insurance expense.........................................        1                  3
  Miscellaneous.............................................        5                 12
-------------------------------------------------------------------------------------------
     Total operating expenses...............................      447              5,993
  Advisory fee waived.......................................       --                 --
  Other expense reimbursements and reductions...............       (1)                (7)
-------------------------------------------------------------------------------------------
     Net operating expenses.................................      446              5,986
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)................................     (261)             2,917
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENT
  TRANSACTIONS:
  Net realized gain/(loss) on:
     Investments............................................    7,605             42,739
     Foreign currency transactions..........................       --              1,921
     Futures contracts......................................       --                 --
     Written options........................................       --                 --
  Change in net unrealized appreciation/depreciation on:
     Investments, foreign currency and written options......    7,439             35,567
     Swap agreements........................................       --                 --
     Futures contracts......................................       --                 --
     Forward currency contracts.............................       --                 --
     Translation of assets and liabilities in foreign
      currencies............................................       --               (132)
-------------------------------------------------------------------------------------------
  Net gain/(loss) on investment transactions................   15,044             80,095
-------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......  $14,783            $83,012
-------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

HARBOR FUND
STATEMENT OF OPERATIONS--CONTINUED

   HARBOR                                                                  HARBOR
  CAPITAL           HARBOR            HARBOR       HARBOR    HARBOR        SHORT           HARBOR
APPRECIATION   INTERNATIONAL II    INTERNATIONAL    VALUE     BOND        DURATION      MONEY MARKET
----------------------------------------------------------------------------------------------------
 $   13,507         $ 1,152          $ 70,736      $ 2,151   $    --      $    --          $   --
      3,374              68             5,518           27    15,170        4,974           2,422
        (76)           (104)           (6,816)          (3)       --           --              --
----------------------------------------------------------------------------------------------------
     16,805           1,116            69,438        2,175    15,170        4,974           2,422
     14,745             446            22,153          513     1,829          355             141
        123               9               145            6        25            1              11
        274              73             2,125           52        58           30              17
        851              54             1,048           50       172            8              85
        108              15               132           14        36           23               9
         40               1                46            1         4            2               1
        135               8                21           10        17           13              15
         --               2                --           --        --           --              --
          6               1                 7            2         2            7               4
         32               2                42            3         7            4               4
----------------------------------------------------------------------------------------------------
     16,314             611            25,719          651     2,150          443             287
         --             (58)           (1,573)          --      (548)        (177)            (56)
        (31)             (2)              (36)          (1)       (5)          (3)             (2)
----------------------------------------------------------------------------------------------------
     16,283             551            24,110          650     1,597          263             229
----------------------------------------------------------------------------------------------------
        522             565            45,328        1,525    13,573        4,711           2,193
    314,182           7,525           100,909        5,212      (593)        (577)              2
         --              78            (1,296)          --      (316)          --              --
         --              --                --           --    (1,977)         (63)             --
         --              --                --           --     1,167           --              --
  1,001,606          10,809           661,131       24,164    (3,377)        (803)             --
         --              --                --           --       287           --              --
         --              --                --           --    (1,694)        (303)             --
         --              --                --           --       112           --              --
         --             (57)           (1,859)          --       218           --              --
----------------------------------------------------------------------------------------------------
  1,315,788          18,355           758,885       29,376    (6,173)      (1,746)              2
----------------------------------------------------------------------------------------------------
 $1,316,310         $18,920          $804,213      $30,901   $ 7,400      $ 2,965          $2,195
----------------------------------------------------------------------------------------------------

HARBOR FUND
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in Thousands)

                                                               HARBOR                      HARBOR
                                                               GROWTH               INTERNATIONAL GROWTH
                                                      -------------------------   -------------------------
                                                      NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,
                                                         1998          1997          1998          1997
                                                        THROUGH       THROUGH       THROUGH       THROUGH
                                                       APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
                                                         1999          1998          1999          1998
-----------------------------------------------------------------------------------------------------------
                                                      (UNAUDITED)                 (UNAUDITED)
INCREASE/(DECREASE) IN NET ASSETS:
 Operations:
   Net investment income/(loss).....................   $   (261)     $   (326)    $    2,917    $    6,786
   Net realized gain/(loss) on investments, foreign
     currency transactions, futures, swap agreements
     and written options............................      7,605         8,582         44,660        20,985
   Net unrealized appreciation/(depreciation) of
     investments, foreign currency, swap agreements,
     written options, futures, forward foreign
     currency contracts and translation of assets
     and liabilities in foreign currencies..........      7,439       (17,161)        35,435       119,462
-----------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................     14,783        (8,905)        83,012       147,233
-----------------------------------------------------------------------------------------------------------
 Distributions to shareholders:
   Net investment income............................         --            --         (7,338)       (6,885)
   Net realized gain on investments.................     (8,236)      (17,011)       (18,127)      (33,284)
-----------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS..............     (8,236)      (17,011)       (25,465)      (40,169)
-----------------------------------------------------------------------------------------------------------
 Capital share transactions:
   Net proceeds from sale of shares.................     10,413        31,571        265,115       346,315
   Net asset value of shares issued in connection
     with reinvestment of:
     Dividends from net investment income...........         --            --          6,331         6,004
     Distributions from net realized gain...........      7,784        16,392         17,189        31,697
   Cost of shares reacquired........................    (18,887)      (38,585)      (141,977)     (231,778)
-----------------------------------------------------------------------------------------------------------
   NET INCREASE/(DECREASE) DERIVED FROM CAPITAL
     TRANSACTIONS...................................       (690)        9,378        146,658       152,238
-----------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets............      5,857       (16,538)       204,205       259,302
NET ASSETS:
 Beginning of period................................     88,030       104,568      1,178,252       918,950
-----------------------------------------------------------------------------------------------------------
 END OF PERIOD *....................................   $ 93,887      $ 88,030     $1,382,457    $1,178,252
-----------------------------------------------------------------------------------------------------------
NUMBER OF CAPITAL SHARES:
 Sold...............................................        864         2,581         13,760        19,055
 Reinvested in payment of investment income
   dividends........................................         --            --            323           381
 Reinvested in payment of capital gain
   distributions....................................        647         1,428            876         2,010
 Reacquired.........................................     (1,588)       (3,223)        (7,444)      (13,172)
-----------------------------------------------------------------------------------------------------------
 Net increase/(decrease) in shares outstanding......        (77)          786          7,515         8,274
 Outstanding:
   Beginning of period..............................      8,147         7,361         65,190        56,916
-----------------------------------------------------------------------------------------------------------
   End of period....................................      8,070         8,147         72,705        65,190
-----------------------------------------------------------------------------------------------------------
*Includes undistributed/(over-distributed) net
 investment income of:                                 $   (261)     $     --     $    2,440    $    6,861

                                                               HARBOR                      HARBOR
                                                        CAPITAL APPRECIATION          INTERNATIONAL II
                                                      -------------------------   -------------------------
                                                      NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,
                                                         1998          1997          1998          1997
                                                        THROUGH       THROUGH       THROUGH       THROUGH
                                                       APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
                                                         1999          1998          1999          1998
----------------------------------------------------  -----------------------------------------------------
                                                      (UNAUDITED)                 (UNAUDITED)
INCREASE/(DECREASE) IN NET ASSETS:
 Operations:
   Net investment income/(loss).....................  $      522    $    8,271     $    565      $  1,159
   Net realized gain/(loss) on investments, foreign
     currency transactions, futures, swap agreements
     and written options............................     314,182       261,400        7,603        (8,241)
   Net unrealized appreciation/(depreciation) of
     investments, foreign currency, swap agreements,
     written options, futures, forward foreign
     currency contracts and translation of assets
     and liabilities in foreign currencies..........   1,001,606       168,339       10,752         4,384
----------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................   1,316,310       438,010       18,920        (2,698)
----------------------------------------------------
 Distributions to shareholders:
   Net investment income............................      (7,561)       (5,588)      (1,621)       (1,046)
   Net realized gain on investments.................    (264,693)     (405,518)          --        (5,767)
----------------------------------------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS..............    (272,254)     (411,106)      (1,621)       (6,813)
----------------------------------------------------
 Capital share transactions:
   Net proceeds from sale of shares.................   1,154,769     1,292,926       31,985        51,753
   Net asset value of shares issued in connection
     with reinvestment of:
     Dividends from net investment income...........       6,770         4,957        1,538           984
     Distributions from net realized gain...........     242,193       368,493           --         5,455
   Cost of shares reacquired........................    (532,319)     (658,086)     (48,628)      (70,969)
----------------------------------------------------
   NET INCREASE/(DECREASE) DERIVED FROM CAPITAL
     TRANSACTIONS...................................     871,413     1,008,290      (15,105)      (12,777)
----------------------------------------------------
   Net increase/(decrease) in net assets............   1,915,469     1,035,194        2,194       (22,288)
NET ASSETS:
 Beginning of period................................   3,833,598     2,798,404      112,669       134,957
----------------------------------------------------
 END OF PERIOD *....................................  $5,749,067    $3,833,598     $114,863      $112,669
-----------------------------------------------------------------------------------------------------------
NUMBER OF CAPITAL SHARES:
 Sold...............................................      28,476        39,019        2,600         4,305
 Reinvested in payment of investment income
   dividends........................................         177           176          126            88
 Reinvested in payment of capital gain
   distributions....................................       6,332        13,076           --           490
 Reacquired.........................................     (13,308)      (20,159)      (3,956)       (5,998)
----------------------------------------------------
 Net increase/(decrease) in shares outstanding......      21,677        32,112       (1,230)       (1,115)
 Outstanding:
   Beginning of period..............................     114,401        82,289       10,005        11,120
----------------------------------------------------
   End of period....................................     136,078       114,401        8,775        10,005
-----------------------------------------------------------------------------------------------------------
*Includes undistributed/(over-distributed) net
 investment income of:                                $      520    $    7,559     $    239      $  1,295

    The accompanying notes are an integral part of the financial statements.

HARBOR FUND
STATEMENT OF CHANGES IN NET ASSETS--CONTINUED

              HARBOR                      HARBOR                      HARBOR                      HARBOR
           INTERNATIONAL                   VALUE                       BOND                   SHORT DURATION
     -------------------------   -------------------------   -------------------------   -------------------------
     NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,
        1998          1997          1998          1997          1998          1997          1998          1997
       THROUGH       THROUGH       THROUGH       THROUGH       THROUGH       THROUGH       THROUGH       THROUGH
      APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
        1999          1998          1999          1998          1999          1998          1999          1998
------------------------------------------------------------------------------------------------------------------
     (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
     $   45,328    $   69,592     $  1,525      $  2,988      $ 13,573      $  22,503     $   4,711     $  9,847
         99,613       311,388        5,212        16,485        (1,719)        23,446          (640)       1,683
        659,272       (32,500)      24,164        (8,661)       (4,454)        (4,989)       (1,106)         404
------------------------------------------------------------------------------------------------------------------
        804,213       348,480       30,901        10,812         7,400         40,960         2,965       11,934
------------------------------------------------------------------------------------------------------------------
        (78,626)      (57,053)      (1,498)       (3,026)      (12,214)       (23,922)       (4,652)     (11,059)
       (312,499)     (127,358)     (17,840)      (33,943)      (21,225)        (7,601)           --           --
------------------------------------------------------------------------------------------------------------------
       (391,125)     (184,411)     (19,338)      (36,969)      (33,439)       (31,523)       (4,652)     (11,059)
------------------------------------------------------------------------------------------------------------------
        226,346       569,168       15,589        41,274       196,756        213,780        80,606      141,646
         65,949        48,178        1,418         2,862        10,278         20,005         4,616       11,017
        279,568       114,139       16,911        32,344        18,750          6,756            --           --
       (565,779)     (897,201)     (30,777)      (41,214)      (75,143)      (139,551)     (108,320)     (98,770)
------------------------------------------------------------------------------------------------------------------
          6,084      (165,716)       3,141        35,266       150,641        100,990       (23,098)      53,893
------------------------------------------------------------------------------------------------------------------
        419,172        (1,647)      14,704         9,109       124,602        110,427       (24,785)      54,768
      5,088,401     5,090,048      170,468       161,359       473,021        362,594       217,244      162,476
------------------------------------------------------------------------------------------------------------------
     $5,507,573    $5,088,401     $185,172      $170,468      $597,623      $ 473,021     $ 192,459     $217,244
------------------------------------------------------------------------------------------------------------------
          6,030        14,930        1,038         2,565        17,306         18,415         9,326       16,395
          1,782         1,372           98           186           919          1,737           535        1,279
          7,552         3,252        1,182         2,187         1,667            594            --           --
        (15,082)      (23,939)      (2,068)       (2,608)       (6,590)       (12,047)      (12,496)     (11,438)
------------------------------------------------------------------------------------------------------------------
            282        (4,385)         250         2,330        13,302          8,699        (2,635)       6,236
        137,651       142,036       11,210         8,880        40,033         31,334        25,002       18,766
------------------------------------------------------------------------------------------------------------------
        137,933       137,651       11,460        11,210        53,335         40,033        22,367       25,002
------------------------------------------------------------------------------------------------------------------
     $   32,247    $   65,545     $    277      $    250      $  2,739      $   1,380     $      59     $     --

              HARBOR
           MONEY MARKET
     -------------------------
     NOVEMBER 1,   NOVEMBER 1,
        1998          1997
       THROUGH       THROUGH
      APRIL 30,    OCTOBER 31,
        1999          1998
---  --------------
     (UNAUDITED)   -----------
      $  2,193      $   4,154
             2              3
            --             --
---
         2,195          4,157
---
        (2,193)        (4,154)
            (2)            (3)
---
        (2,195)        (4,157)
---
        76,379        149,784
         2,062          3,927
            --             --
       (83,606)      (126,975)
---
        (5,165)        26,736
---
        (5,165)        26,736
       100,276         73,540
---
      $ 95,111      $ 100,276
-----------------------------
        76,379        149,784
         2,062          3,927
            --             --
       (83,606)      (126,975)
---
        (5,165)        26,736
       100,276         73,540
---
        95,111        100,276
-----------------------------
      $     --      $      --

HARBOR FUND FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                     INCOME FROM INVESTMENT OPERATIONS
                                                 ------------------------------------------
                                                                      NET REALIZED AND
                                                                  UNREALIZED GAINS/(LOSSES)
                                    NET ASSET                     ON INVESTMENTS, FUTURES,
                                      VALUE           NET         OPTIONS, SWAP AGREEMENTS     TOTAL FROM
                                    BEGINNING     INVESTMENT        AND FOREIGN CURRENCY       INVESTMENT
       YEAR/PERIOD ENDED            OF PERIOD    INCOME/(LOSS)            CONTRACTS            OPERATIONS
---------------------------------------------------------------------------------------------------------
HARBOR GROWTH FUND(1)
April 30, 1999 (Unaudited)......     $10.81         $ (.03)                $ 1.92                $ 1.89
October 31, 1998................      14.20           (.04)                 (1.07)                (1.11)
October 31, 1997................      16.00         --                       2.30                  2.30
October 31, 1996................      15.73           (.08)(e)               2.20                  2.12
October 31, 1995................      12.83           (.04)                  3.26                  3.22
October 31, 1994................      14.01         --                      (1.16)                (1.16)
---------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL GROWTH FUND
April 30, 1999 (Unaudited)......     $18.07         $  .04                 $ 1.28                $ 1.32
October 31, 1998................      16.15            .11                   2.52                  2.63
October 31, 1997................      15.35            .12                   1.12                  1.24
October 31, 1996................      12.10            .14(e)                3.22                  3.36
October 31, 1995................      11.53            .11(c)                 .54                   .65
October 31, 1994................      10.00            .07(c)                1.47                  1.54
---------------------------------------------------------------------------------------------------------
HARBOR CAPITAL APPRECIATION FUND
April 30, 1999 (Unaudited)......     $33.51         $--                    $11.08                $11.08
October 31, 1998................      34.01            .07                   4.35                  4.42
October 31, 1997................      25.88            .06                   8.95                  9.01
October 31, 1996................      23.20            .02                   3.00                  3.02
October 31, 1995................      17.31            .04                   6.06                  6.10
October 31, 1994................      17.30            .03                   1.14                  1.17
---------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND II
April 30, 1999 (Unaudited)......     $11.26         $  .05(c)              $ 1.93                $ 1.98
October 31, 1998................      12.14            .12(c)                (.37)                 (.25)
October 31, 1997................      10.47            .10(c)                1.63                  1.73
October 31, 1996(2).............      10.00            .01(c)                 .46                   .47
---------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND
April 30, 1999 (Unaudited)......     $36.97         $  .34(c)              $ 5.50                $ 5.84
October 31, 1998................      35.84            .51(c)                1.92                  2.43
October 31, 1997................      31.21            .41(c)                5.44                  5.85
October 31, 1996................      26.93            .41(c)                4.41                  4.82
October 31, 1995................      26.87            .39(c)                 .85                  1.24
October 31, 1994................      22.85            .26(c)                3.98                  4.24
---------------------------------------------------------------------------------------------------------
HARBOR VALUE FUND(3)
April 30, 1999 (Unaudited)......     $15.21         $  .14                 $ 2.58                $ 2.72
October 31, 1998................      18.17            .27                    .79                  1.06
October 31, 1997................      16.04            .34                   4.13                  4.47
October 31, 1996................      14.57            .40                   2.74                  3.14
October 31, 1995................      13.50            .40                   2.13                  2.53
October 31, 1994................      14.31            .36                    .27                   .63
---------------------------------------------------------------------------------------------------------


                                                      LESS DISTRIBUTIONS
                                  ----------------------------------------------------------
                                  DIVIDENDS      DISTRIBUTIONS      IN EXCESS
                                   FROM NET         FROM NET          OF NET
                                  INVESTMENT        REALIZED        INVESTMENT    TAX RETURN
       YEAR/PERIOD ENDED            INCOME      CAPITAL GAINS(D)      INCOME      OF CAPITAL
---------------------------------------------------------------------------------------------------------
HARBOR GROWTH FUND(1)
April 30, 1999 (Unaudited)......    $--              $(1.07)          --$           --$
October 31, 1998................    --                (2.28)            --          --
October 31, 1997................    --                (4.10)          --            --
October 31, 1996................    --                (1.85)          --            --
October 31, 1995................    --                 (.32)          --            --
October 31, 1994................    --                 (.02)          --            --
---------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL GROWTH FUND
April 30, 1999 (Unaudited)......    $(.11)           $ (.27)          --$           --$
October 31, 1998................     (.12)             (.59)          --            --
October 31, 1997................     (.08)             (.36)          --            --
October 31, 1996................     (.11)          --                --            --
October 31, 1995................     (.08)          --                --            --
October 31, 1994................     (.01)          --                --            --
---------------------------------------------------------------------------------------------------------
HARBOR CAPITAL APPRECIATION FUND
April 30, 1999 (Unaudited)......    $(.06)           $(2.28)          --$           --$
October 31, 1998................     (.07)            (4.85)            --          --
October 31, 1997................     (.02)             (.86)          --            --
October 31, 1996................     (.03)             (.31)          --            --
October 31, 1995................     (.04)             (.17)          --            --
October 31, 1994................     (.03)            (1.13)          --            --
---------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND II
April 30, 1999 (Unaudited)......    $(.15)          -$-               --$           --$
October 31, 1998................     (.10)             (.53)            --          --
October 31, 1997................     (.02)             (.04)          --            --
October 31, 1996(2).............    --              --                --            --
---------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND
April 30, 1999 (Unaudited)......    $(.58)           $(2.30)          --$           --$
October 31, 1998................     (.40)             (.90)            --          --
October 31, 1997................     (.42)             (.80)          --            --
October 31, 1996................     (.41)             (.13)          --            --
October 31, 1995................     (.24)             (.94)          --            --
October 31, 1994................     (.22)          --                --            --
---------------------------------------------------------------------------------------------------------
HARBOR VALUE FUND(3)
April 30, 1999 (Unaudited)......    $(.14)           $(1.63)          --$           --$
October 31, 1998................     (.28)            (3.74)            --          --
October 31, 1997................     (.34)            (2.00)            --          --
October 31, 1996................     (.40)            (1.27)            --          --
October 31, 1995................     (.39)            (1.07)            --          --
October 31, 1994................     (.34)            (1.10)            --          --
---------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                                                RATIO OF          RATIO OF
                                                             RATIO OF          ADVISER OR         OPERATING         RATIO OF
                    NET ASSET                                OPERATING       SUBADVISER FEES   EXPENSES NET OF      INTEREST
                      VALUE               NET ASSETS         EXPENSES          NOT IMPOSED     ALL OFFSETS TO       EXPENSE
        TOTAL          END      TOTAL    END OF PERIOD      TO AVERAGE         TO AVERAGE          AVERAGE         TO AVERAGE
    DISTRIBUTIONS   OF PERIOD   RETURN      (000S)       NET ASSETS (%)(4)   NET ASSETS (%)    NET ASSETS (%)    NET ASSETS (%)
-------------------------------------------------------------------------------------------------------------------------------
       $(1.07)       $11.63     17.17%(b)  $   93,887            .92%(a)            --%              .92%(a)          --%
        (2.28)        10.81     (8.73)        88,030            1.00                --              1.00              --
        (4.10)        14.20     18.64        104,568            1.12                --              1.12              --
        (1.85)        16.00     14.84        113,511             .93                --               .92              --
         (.32)        15.73     25.93        137,524             .93                --               .93              --
         (.02)        12.83     (8.29)       141,330             .93                --               .93              --
-------------------------------------------------------------------------------------------------------------------------------
       $ (.38)       $19.01      7.31%(b)  $1,382,457            .91%(a)            --%              .91%(a)          --%
         (.71)        18.07     16.96      1,178,252             .96                --               .96              --
         (.44)        16.15      8.13        918,950            1.02                --              1.02              --
         (.11)        15.35     27.86        478,969            1.11                --              1.10              --
         (.08)        12.10      5.83(f)     122,415            1.21(c)            .10              1.21              --
         (.01)        11.53     15.36(f)      74,734            1.32(c)            .25              1.32              --
-------------------------------------------------------------------------------------------------------------------------------
       $(2.34)       $42.25     33.80%(b)  $5,749,067            .66%(a)            --%              .66%(a)          --%
        (4.92)        33.51     15.72      3,833,598             .68                --               .68              --
         (.88)        34.01     35.73      2,798,404             .70                --               .70              --
         (.34)        25.88     13.22      1,583,215             .75                --               .75              --
         (.21)        23.20     35.73        925,751             .75                --               .75              --
        (1.16)        17.31      7.25        225,984             .81                --               .81              --
-------------------------------------------------------------------------------------------------------------------------------
       $ (.15)       $13.09     17.71%(b,f)  $  114,863          .92%(a,c)         .10%(a)           .92%(a)          --%
         (.63)        11.26     (1.98)(f)     112,669        1.15(c)               .10              1.15              --
         (.06)        12.14     16.64(f)     134,957             .99(c)            .20               .98              --
           --         10.47      4.70(b,f)      12,573          1.46(a,c)       .26(a)           1.44(a)              --
-------------------------------------------------------------------------------------------------------------------------------
       $(2.88)       $39.93     16.41%(b,f)  $5,507,573          .92%(a,c)         .06%(a)           .92%(a)          --%
        (1.30)        36.97      6.97(f)   5,088,401             .94(c)            .06               .94              --
        (1.22)        35.84     19.26(f)   5,090,048             .97(c)            .05               .97              --
         (.54)        31.21     18.17(f)   4,030,127             .99(c)            .05               .99              --
        (1.18)        26.93      5.06(f)   3,267,157            1.04(c)            .03              1.04              --
         (.22)        26.87     18.57(f)   3,129,634            1.10(c)            .03              1.10              --
-------------------------------------------------------------------------------------------------------------------------------
       $(1.77)       $16.16     19.38%(b)  $  185,172            .76%(a)            --%              .76%(a)       --   %
        (4.02)        15.21      6.69        170,468             .79            --                   .79           --
        (2.34)        18.17     31.08        161,359             .83                --               .83              --
        (1.67)        16.04     23.08        112,109             .83                --               .83              --
        (1.46)        14.57     21.02         84,514             .90                --               .90              --
        (1.44)        13.50      4.80         59,390            1.04                --              1.04              --
-------------------------------------------------------------------------------------------------------------------------------


        RATIO OF
     NET INVESTMENT
         INCOME
       TO AVERAGE      PORTFOLIO
     NET ASSETS (%)   TURNOVER (%)
-------------------------------------------------------------------------------------------------------------------------------
         (.54)%(a)        14.98%(a)
         (.30)            23.40
         (.47)           147.37
         (.50)            87.97
         (.30)            87.94
            --           115.89
-------------------------------------------------------------------------------------------------------------------------------
           .44%(a)        51.46%(a)
           .62            85.15
           .91            76.19
           .99            55.17
          1.31(c)         74.86
           .87(c)         41.80
-------------------------------------------------------------------------------------------------------------------------------
           .02%(a)        56.34%(a)
           .24            69.56
           .23            72.80
           .11            73.69
           .23            51.65
           .24            72.89
-------------------------------------------------------------------------------------------------------------------------------
           .95%(a,c)      46.74%(a)
           .86(c)         70.34
          1.33(c)         57.61
           .40(a,c)        2.61(a)
-------------------------------------------------------------------------------------------------------------------------------
          1.73%(a,c)        .11%(a)
          1.27(c)         13.66
          1.20(c)          6.39
          1.42(c)          9.73
          1.53(c)         14.01
          1.09(c)         28.70
-------------------------------------------------------------------------------------------------------------------------------
          1.77%(a)       110.32%(a)
          1.67           113.55
          1.98           145.85
          2.65           132.39
          3.00           135.93
          2.66           150.94
-------------------------------------------------------------------------------------------------------------------------------

See page 41 for notes to the Financial Highlights.

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                     INCOME FROM INVESTMENT OPERATIONS
                                                 ------------------------------------------
                                                                      NET REALIZED AND
                                                                  UNREALIZED GAINS/(LOSSES)
                                    NET ASSET                     ON INVESTMENTS, FUTURES,
                                      VALUE           NET         OPTIONS, SWAP AGREEMENTS     TOTAL FROM
                                    BEGINNING     INVESTMENT        AND FOREIGN CURRENCY       INVESTMENT
       YEAR/PERIOD ENDED            OF PERIOD    INCOME/(LOSS)            CONTRACTS            OPERATIONS
---------------------------------------------------------------------------------------------------------
HARBOR BOND FUND
April 30, 1999 (Unaudited)......     $11.82          $.28(c)               $ (.12)               $ .16
October 31, 1998................      11.57           .61(c)                  .53                 1.14
October 31, 1997................      11.28           .68(c)                  .30                  .98
October 31, 1996................      11.21           .72(c)                  .09                  .81
October 31, 1995................      10.41           .74(c)                  .73                 1.47
October 31, 1994................      11.92           .68(c)                (1.02)                (.34)
---------------------------------------------------------------------------------------------------------
HARBOR SHORT DURATION FUND
April 30, 1999 (Unaudited)......     $ 8.69          $.23(c)               $ (.09)               $ .14
October 31, 1998................       8.66           .48(c)                  .09                  .57
October 31, 1997................       8.79           .45(c,e)                .01                  .46
October 31, 1996................       8.82           .63(c)                 (.02)                 .61
October 31, 1995................       8.77           .52(c)                  .06                  .58
October 31, 1994................       9.68           .34(c)                 (.12)                 .22
---------------------------------------------------------------------------------------------------------
HARBOR MONEY MARKET FUND
April 30, 1999 (Unaudited)......     $ 1.00          $.02(c)               $   --                $ .02
October 31, 1998................       1.00           .05(c)                   --                  .05
October 31, 1997................       1.00           .02(c)                   --                  .02
October 31, 1996................       1.00           .05(c)                   --                  .05
October 31, 1995................       1.00           .06(c)                   --                  .06
October 31, 1994................       1.00           .03(c)                   --                  .03
---------------------------------------------------------------------------------------------------------


                                                      LESS DISTRIBUTIONS
                                  ----------------------------------------------------------
                                  DIVIDENDS      DISTRIBUTIONS      IN EXCESS
                                   FROM NET         FROM NET          OF NET
                                  INVESTMENT        REALIZED        INVESTMENT    TAX RETURN
       YEAR/PERIOD ENDED            INCOME      CAPITAL GAINS(D)      INCOME      OF CAPITAL
---------------------------------------------------------------------------------------------------------
HARBOR BOND FUND
April 30, 1999 (Unaudited)......    $ (.26)           $(.51)          $  --         $  --
October 31, 1998................      (.66)            (.23)             --            --
October 31, 1997................      (.69)              --              --            --
October 31, 1996................      (.74)              --              --            --
October 31, 1995................      (.67)              --              --            --
October 31, 1994................      (.67)            (.50)             --            --
---------------------------------------------------------------------------------------------------------
HARBOR SHORT DURATION FUND
April 30, 1999 (Unaudited)......    $ (.23)           $  --           $  --         $  --
October 31, 1998................      (.54)              --              --            --
October 31, 1997................      (.59)              --              --            --
October 31, 1996................      (.60)              --            (.04)           --
October 31, 1995................      (.52)              --            (.01)           --
October 31, 1994................     (1.08)              --              --          (.05)
---------------------------------------------------------------------------------------------------------
HARBOR MONEY MARKET FUND
April 30, 1999 (Unaudited)......    $ (.02)           $  --           $  --         $  --
October 31, 1998................      (.05)              --              --            --
October 31, 1997................      (.02)              --              --            --
October 31, 1996................      (.05)              --              --            --
October 31, 1995................      (.06)              --              --            --
October 31, 1994................      (.03)              --              --            --
---------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                                                 RATIO OF            RATIO OF
                                                              RATIO OF          ADVISER OR          OPERATING           RATIO OF
                     NET ASSET                                OPERATING       SUBADVISER FEES    EXPENSES NET OF        INTEREST
                       VALUE               NET ASSETS         EXPENSES          NOT IMPOSED       ALL OFFSETS TO        EXPENSE
         TOTAL          END      TOTAL    END OF PERIOD      TO AVERAGE         TO AVERAGE           AVERAGE           TO AVERAGE
     DISTRIBUTIONS   OF PERIOD   RETURN      (000S)       NET ASSETS (%)(4)    NET ASSETS(%)      NET ASSETS(%)      NET ASSETS (%)
-----------------------------------------------------------------------------------------------------------------------------------
        $ (.77)       $11.21      1.46%(b,f)   $597,623          .61%(a,c)          .21%(a)            .61%(a)          --    %
          (.89)        11.82     10.33(f)    473,021             .65(c)             .22                .65              --
          (.69)        11.57      8.96(f)    362,594             .67(c)             .23                .67              --
          (.74)        11.28      7.56(f)    279,849             .70(c)             .24                .70              --
          (.67)        11.21     14.56(f)    222,998             .70(c)             .25                .70              --
         (1.17)        10.41     (3.14)(f)    162,221            .77(c)             .25                .77              --
-----------------------------------------------------------------------------------------------------------------------------------
        $ (.23)       $ 8.60      1.60%(b,f)   $192,459          .30%(a,c)          .20%(a)            .30%(a)          --    %
          (.54)         8.69      6.81(f)    217,244             .36(c)             .20                .36              --
          (.59)         8.66      5.48(f)    162,476             .38(c)             .20                .36                 .64
          (.64)         8.79      7.24(f)    182,292             .35(c)             .20                .33                1.26
          (.53)         8.82      6.82(f)    105,007             .39(c)             .20                .38                1.46
         (1.13)         8.77      2.53(f)    115,891             .38(c)             .20                .38                1.26
-----------------------------------------------------------------------------------------------------------------------------------
        $ (.02)       $ 1.00      2.34%(b,f)   $ 95,111          .50%(a,c)          .12%(a)            .49%(a)          --    %
          (.05)         1.00      5.20(f)    100,276             .57(c)             .12                .57              --
          (.02)         1.00      5.11(f)     73,540             .63(c)             .12                .62              --
          (.05)         1.00      5.08(f)     65,991             .64(c)             .12                .64              --
          (.06)         1.00      5.66(f)     64,492             .61(c)             .12                .61              --
          (.03)         1.00      3.53(f)     60,024             .67(c)             .12                .67              --
-----------------------------------------------------------------------------------------------------------------------------------


        RATIO OF
     NET INVESTMENT
         INCOME
       TO AVERAGE      PORTFOLIO
     NET ASSETS (%)   TURNOVER (%)
-----------------------------------------------------------------------------------------------------------------------------------
          5.18%(a,c)      234.76%(a)
          5.41(c)         278.06
          6.04(c)         252.37
          6.40(c)         192.64
          7.11(c)          88.69
          6.29(c)         150.99
-----------------------------------------------------------------------------------------------------------------------------------
          5.30%(a,c)      578.92%(a)
          5.51(c)         726.92
          5.14(c)       1,518.68
          6.84(c)       1,277.82
          6.19(c)         725.96
          4.61(c)         895.76
-----------------------------------------------------------------------------------------------------------------------------------
          4.67%(a,c)         N/A
          5.08(c)            N/A
          4.97(c)            N/A
          4.85(c)            N/A
          5.42(c)            N/A
          3.38(c)            N/A
-----------------------------------------------------------------------------------------------------------------------------------

1 Effective May 2, 1997, Harbor Growth Fund appointed Emerging Growth Advisors, Inc. as its subadviser.

2 For the period June 1, 1996 (commencement of operations) through October 31, 1996.

3 Harbor Value Fund appointed Richards & Tierney, Inc. and DePrince, Race, &
  Zollo, Inc. as its subadvisers effective November 1, 1993 and April 20, 1995, respectively.

4 Percentage does not reflect reduction for credit balance arrangements.

a Annualized.

b Unannualized.

c Reflects the adviser's or subadviser's agreement not to impose all or a portion of its advisory fees.

d Includes both short-term and long-term capital gains.

e Based on monthly average of shares outstanding during the fiscal year.

f Total return would have been lower had certain expenses not been waived during the period shown.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--APRIL 30, 1999 (UNAUDITED)

(Currency in Thousands)

NOTE 1--ORGANIZATIONAL MATTERS

     Harbor Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of a series of nine diversified investment portfolios (each series a "Fund", collectively, the "Funds"), each of which is represented by a separate series of shares of beneficial interest and having an unlimited number of shares authorized. As of April 30, 1999, the Trust consisted of the following funds:
Harbor Growth Fund, Harbor International Growth Fund, Harbor Capital Appreciation Fund, Harbor International Fund II, Harbor International Fund, Harbor Value Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The policies are in conformity with generally accepted accounting principles for investment companies.

SECURITY VALUATION

     Equity securities are valued at the last sale price on an exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") system or, in the case of unlisted securities or listed securities for which there were no sales on the valuation day, the mean between the closing bid and asked price. Securities listed or traded on foreign exchanges are valued at the last sale price on that exchange on the valuation day, or if no sale occurs, at the official bid price (both the last sale price and official bid price are determined as of the close of the London Foreign Exchange).

     Except for Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than sixty days, are valued at prices furnished by a pricing service, or as otherwise described below, selected by the Adviser, which determines valuation for normal institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than sixty days are stated at the amortized cost which approximates value. Open futures contracts are valued based on the last sale price on the exchange on which such futures are principally traded.

     Securities for which there are no such prices or for which prices are deemed by the Adviser or Subadviser not to be representative of market values, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The actual calculation of fair market value may be done by others including the Adviser and Subadviser.

     Securities of the Harbor Money Market Fund are valued utilizing the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended and the Fund's Rule 2a-7 procedures.

FUTURES CONTRACTS

     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     Consistent with its investment policies, each Fund (excluding the Money Market Fund) may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values. Futures contracts tend to increase or decrease the Fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contract's terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. See Note 3 for open futures contracts held as of April 30, 1999.

OPTIONS

     Consistent with its investment policies, each Fund (excluding the Money Market Fund) may use option contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Option contracts tend to increase or decrease the Fund's exposure to the underlying instrument, or hedge other fund investments.

     When a Fund purchases an option, the premium paid by the Fund is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked-to-market" to reflect the option's current market value. Purchased options are valued at the last sale price on the market on which they are principally traded. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

     When a Fund writes an option, the premium received by the Fund is presented in the Fund's Statement of Assets and Liabilities as an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which it is principally traded. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

     The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED counterparties do not perform under the contract's terms. See Note 3 for all outstanding written options as of April 30, 1999.

SWAP AGREEMENTS

     To the extent permitted under their respective investment policies, Harbor Bond Fund and Harbor Short Duration Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Fund may also enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Interest rate swaps are "marked-to-market" daily. Unrealized gains or losses are reported as an asset or a liability in the Statement of Assets and Liabilities. The cash paid or received on a swap is recognized as a realized loss or gain when such a payment is paid or received.

     Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.

TBA/WHEN-ISSUED PURCHASE COMMITMENTS

     Harbor Bond Fund, Harbor Short Duration Fund and Harbor International Fund may enter into TBA (to be announced) and when-issued purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price for a TBA has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 1.0% from the principal amount. The price of a when-issued security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated.

     Each Fund holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. TBA and when-issued purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA and when-issued purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above.

     Although the Funds will generally enter into TBA and when-issued purchase commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Fund's Subadviser deems it appropriate to do so.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

TBA SALE COMMITMENTS

     Harbor Bond Fund and Harbor Short Duration Fund may enter into TBA sale commitments to hedge portfolio positions or to sell mortgage-backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date on which the commitment was entered.

FORWARD CURRENCY CONTRACTS

     Consistent with its investment policies, each Fund (excluding the Money Market Fund) may enter into forward foreign currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contract is determined using forward currency exchange rates supplied by a pricing service. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The maximum potential loss from such a contract is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such a loss is remote.

FOREIGN CURRENCY TRANSLATIONS

     The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with certain banks and broker dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Trust's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.

SECURITIES TRANSACTIONS

     Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

INVESTMENT INCOME

     Dividends declared are accrued on the ex-dividend date. For Harbor International Growth Fund, Harbor International Fund II and Harbor International Fund, certain dividends are recorded after the ex-dividend date, but as soon as the Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the straight-line method. Discounts and premiums on high-yield securities are amortized using the effective yield method for the Harbor Bond Fund and Harbor Short Duration Fund.

DISTRIBUTION TO SHAREHOLDERS

     Distributions are recorded on the ex-dividend date.

EXPENSES

     Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

DEFERRED ORGANIZATION COSTS

     Certain costs incurred by Harbor International Fund II in connection with its organization and its registration with the Securities and Exchange Commission and with various states aggregated approximately $21. These costs are being amortized on a straight-line basis over a five-year period from the commencement of operations of the Fund.

FEDERAL TAXES

     Each Fund is treated as a separate entity for federal tax purposes. Each Fund's policy is to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS

     Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 1999 were as follows:

                                                                PURCHASES                       SALES
                                                         ------------------------      ------------------------
                                                            U.S.                          U.S.
                        FUND                             GOVERNMENT      OTHER         GOVERNMENT      OTHER
                        ----                             ----------      -----         ----------      -----
Harbor Growth Fund...................................     $     --     $    7,122       $     --     $   17,973
Harbor International Growth Fund.....................           --        424,920             --        324,592
Harbor Capital Appreciation Fund.....................           --      1,772,289             --      1,339,696
Harbor International Fund II.........................           --         26,788             --         44,503
Harbor International Fund............................           --          6,890             --        372,582
Harbor Value Fund....................................        1,578        101,729             --        118,868
Harbor Bond Fund.....................................      729,889        211,202        702,168         47,002
Harbor Short Duration Fund...........................      480,019         44,198        462,342         44,934

     Harbor Money Market Fund's purchases and sales (including maturities) of investment securities (all short-term obligations) aggregated $618,464 and $622,603, respectively.

     Harbor Value Fund, Harbor Bond Fund and Harbor Short Duration Fund may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain a segregated account of cash or liquid securities with its custodian sufficient to cover its short position.

     Harbor Bond Fund enters into forward sale commitments to sell a specified security at a specified price on a specified future date. The forward sales that create short positions are accounted for as short sells as described above.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS--CONTINUED

FUTURES CONTRACTS

     Transactions in futures contracts for the six-month period ended April 30, 1999 are summarized as follows:

                                                                 PURCHASES OF                 SALES OF
                                                               FUTURES CONTRACTS          FUTURES CONTRACTS
                                                            -----------------------    -----------------------
                                                                  U.S. BONDS                 U.S. BONDS
                                                            -----------------------    -----------------------
                                                            NUMBER OF    AGGREGATE     NUMBER OF    AGGREGATE
                                                            CONTRACTS    FACE VALUE    CONTRACTS    FACE VALUE
                                                            ---------    ----------    ---------    ----------
HARBOR BOND FUND
  Contracts outstanding at beginning of period............    1,322      $  122,300        --       $      --
  Contracts opened........................................    2,377         198,100       305          30,500
  Contracts closed........................................   (2,975)       (267,800)     (305)        (30,500)
                                                             ------      ----------      ----       ---------
  Open at 4/30/99.........................................      724      $   52,600        --       $      --
                                                             ======      ==========      ====       =========
HARBOR SHORT DURATION FUND
  Contracts outstanding at beginning of period............       41      $    8,200        --       $      --
  Contracts opened........................................      346          49,200        --              --
  Contracts closed........................................      (98)        (19,600)       --              --
                                                             ------      ----------      ----       ---------
  Open at 4/30/99.........................................      289      $   37,800        --       $      --
                                                             ======      ==========      ====       =========

                                                                   PURCHASES OF                 SALES OF
                                                                 FUTURES CONTRACTS          FUTURES CONTRACTS
                                                              -----------------------    -----------------------
                                                                 FOREIGN CURRENCY           FOREIGN CURRENCY
                                                              -----------------------    -----------------------
                                                              NUMBER OF     CURRENCY     NUMBER OF     CURRENCY
                                                              CONTRACTS     AMOUNT*      CONTRACTS      AMOUNT
                                                              ---------     --------     ---------     --------
HARBOR BOND FUND
  Contracts outstanding at beginning of period..............     176       E$ 44,000         --         $   --
  Contracts opened..........................................     180          45,000         --             --
  Contracts closed..........................................    (110)        (27,500)        --             --
                                                                ----       ---------       ----         ------
  Open at 4/30/99...........................................     246       E$ 61,500                    $   --
                                                                ====       =========       ====         ======
HARBOR SHORT DURATION FUND
  Contracts outstanding at beginning of period..............      --       C$     --         --         $   --
  Contracts opened..........................................      75          75,000         --             --
  Contracts closed..........................................     (75)        (75,000)        --             --
                                                                ----       ---------       ----         ------
  Open at 4/30/99...........................................      --       C$     --         --         $   --
                                                                ====       =========       ====         ======

-------------------------
* Amounts disclosed represent Eurodollar (E$) and Canadian Dollars (C$) throughout the period.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS--CONTINUED

WRITTEN OPTIONS

     Transactions in written options for the six-month period ended April 30, 1999 are summarized as follows:

                                                                     OPTIONS WRITTEN
                                                                -------------------------
                                                                  U.S. TREASURY FUTURES
                                                                -------------------------
                                                                 NUMBER OF     AGGREGATE
                                                                 CONTRACTS     FACE VALUE
                                                                 ---------     ----------
HARBOR BOND FUND
  Options outstanding at beginning of period................     60,001,000     $ 61,000
  Options opened............................................     22,002,468       24,468
  Options closed/expired....................................    (30,002,270)     (32,270)
                                                                -----------     --------
  Open at 4/30/99...........................................     52,001,198     $ 53,198
                                                                ===========     ========

NOTE 4--FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER

     Harbor Capital Advisors, Inc. ("Harbor Capital"), an indirect wholly-owned subsidiary of Owens-Illinois, Inc., is the Trust's Investment Adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the six-month period ended April 30, 1999. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

                                                                  ANNUAL
                                                                PERCENTAGE     FEES
                            FUND                                   RATE       EARNED
                            ----                                ----------    ------
Harbor Growth Fund..........................................       0.75%      $   365
Harbor International Growth Fund............................       0.75         4,918
Harbor Capital Appreciation Fund............................       0.60        14,745
Harbor International Fund II................................       0.75           446
Harbor International Fund...................................       0.85        22,153
Harbor Value Fund...........................................       0.60           513
Harbor Bond Fund............................................       0.70         1,829
Harbor Short Duration Fund..................................       0.40           355
Harbor Money Market Fund....................................       0.30           141

     Harbor Capital has from time to time agreed not to impose all or a portion of its advisory fees and bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. During the six-month period ended April 30, 1999, Harbor Capital agreed not to impose advisory fees of $58, $548, $177 and $56 relating to Harbor International Fund II, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund, respectively; and Harbor Capital and Northern Cross Investments Limited agreed not to impose $1,573 of the advisory fee for Harbor International Fund.

     The Trust reimburses Harbor Capital for certain legal expenses incurred by Harbor Capital with respect to the Trust. Such amounts aggregated $46 for the six-month period ended April 30, 1999.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 4--FEES AND OTHER TRANSACTIONS WITH AFFILIATES--CONTINUED

DISTRIBUTOR

     HCA Securities, Inc., a wholly-owned subsidiary of Harbor Capital Advisors, Inc., is the distributor for Harbor Fund shares. Harbor Fund does not reimburse the distributor for expenses.

SHAREHOLDERS

     On April 30, 1999, Harbor Capital Advisors, Inc., HCA Securities, Inc., Harbor Transfer, Inc., and various employee benefit plans of Owens-Illinois, Inc. held the following shares of beneficial interest in the Funds:

                                                                HARBOR CAPITAL, HCA
                                                                  SECURITIES AND         BENEFIT PLANS OF
                            FUND                                  HARBOR TRANSFER      OWENS-ILLINOIS, INC.
                            ----                                -------------------    --------------------
Harbor Growth Fund..........................................            33,639               3,559,355
Harbor International Growth Fund............................            35,791                 949,730
Harbor Capital Appreciation Fund............................                 8               2,750,356
Harbor International Fund II................................           215,285                 117,253
Harbor International Fund...................................                 5               1,632,450
Harbor Value Fund...........................................                12               3,480,491
Harbor Bond Fund............................................                10               2,794,614
Harbor Short Duration Fund..................................         3,783,756              16,472,051
Harbor Money Market Fund....................................            36,226              20,903,074

TRANSFER AGENT

     Harbor Transfer, Inc., a wholly-owned subsidiary of Harbor Capital Advisors, Inc., is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services for the six-month period ended April 30, 1999 totaled $2,603.

"NON-INTERESTED" TRUSTEES

     The fees and expenses of the non-interested Trustees allocated to each Fund are shown on each Fund's Statement of Operations. Trustees' fees and expenses for all Funds aggregated $106 for the six-month period ended April 30, 1999.

CUSTODIAN

     Payments to the custodian have been reduced by balance credits applied to each portfolio for the six-month period ended April 30, 1999. For the Harbor Growth Fund, Harbor International Growth Fund, Harbor Capital Appreciation Fund, Harbor International Fund II, Harbor International Fund, Harbor Value Fund, Harbor Bond Fund, Harbor Short Duration Fund, and Harbor Money Market Fund the reduction amounted to $1, $7, $31, $2, $36, $1, $5, $3 and $2, respectively. The Funds could have invested a portion of the assets utilized in connection with balance credit arrangements in an income producing asset if the Funds had not entered into such arrangements. The credits approximate the earnings the Funds could have received.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 5--TAX INFORMATION

     The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 1999 were as follows:

                                                                              GROSS UNREALIZED          NET UNREALIZED
                                                                        -----------------------------   APPRECIATION/
FUND                                                  IDENTIFIED COST   APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
----                                                  ---------------   ------------   --------------   --------------
Harbor Growth Fund..................................    $   83,714       $   34,893       $(25,673)       $    9,220
Harbor International Growth Fund....................     1,129,441          250,146        (37,968)          212,178
Harbor Capital Appreciation Fund....................     3,958,382        1,771,224        (44,700)        1,726,524
Harbor International Fund II........................       102,335           18,501         (7,930)           10,571
Harbor International Fund...........................     3,030,148        2,543,126        (84,617)        2,458,509
Harbor Value Fund...................................       160,065           30,225         (6,625)           23,600
Harbor Bond Fund....................................       740,094            3,541         (6,274)           (2,733)
Harbor Short Duration Fund..........................       208,445              262           (332)              (70)

        (This document must be preceded or accompanied by a Prospectus.)


TRUSTEES AND OFFICERS                                                         SHAREHOLDER SERVICING AGENT
RONALD C. BOLLER                      Chairman, President and                 HARBOR TRANSFER, INC.
                                      Trustee                                 P.O. Box 10048
HOWARD P. COLHOUN                     Trustee                                 Toledo, Ohio 43699-0048
JOHN P. GOULD                         Trustee                                 1-800-422-1050
RODGER F. SMITH                       Trustee                                 CUSTODIAN
CONSTANCE L. SOUDERS                  Secretary and Treasurer                 STATE STREET BANK AND TRUST
INVESTMENT ADVISER                                                            COMPANY
HARBOR CAPITAL ADVISORS, INC.                                                 P.O. Box 1713
One SeaGate                                                                   Boston, MA 02105
Toledo, OH 43666                                                              INDEPENDENT ACCOUNTANTS
DISTRIBUTOR AND PRINCIPAL UNDERWRITER                                         PRICEWATERHOUSECOOPERS LLP
HCA SECURITIES, INC.                                                          160 Federal Street
One SeaGate                                                                   Boston, MA 02110
Toledo, OH 43666                                                              LEGAL COUNSEL
(419) 247-2477                                                                HALE AND DORR LLP
                                                                              60 State Street
                                                                              Boston, MA 02109

                                HARBOR FUND LOGO
                                  One SeaGate
                               Toledo, Ohio 43666
                                 1-800-422-1050

259,500/06-1999                                                           (LOGO)
                                                                  recycled paper